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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22680

Ultimus Managers Trust
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

Matthew J. Beck

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246
(Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	May 31

Date of reporting period:	November 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

BARROW VALUE OPPORTUNITY FUND

(BALIX)

Semi-Annual Report

November 30, 2018

(Unaudited)

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 1-877-767-6633 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-877-767-6633. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held with the Fund complex or at your financial intermediary.

BARROW VALUE OPPORTUNITY FUND LETTER TO SHAREHOLDERS (Unaudited)	January 7, 2019

Dear Shareholder,

We are pleased to report on the status and performance of the Barrow Value Opportunity Fund (“the Fund”) for the six months ended November 30, 2018.

We believe that the Fund owns a well-positioned portfolio of equity interests in excellent businesses at attractive valuations. This portfolio is highly diversified by market capitalization segments (large, middle, small), industry sectors, and issuers. In selecting investments for the Fund, we search for businesses that feature high returns on capital, wide operating margins, and low debt loads. Based on our estimates of intrinsic value, we believe our portfolio’s valuation is attractively low on an absolute basis and less expensive than the U.S. stock market, as a whole.

On August 30, 2013, the Fund was reorganized as a mutual fund from a private limited partnership, which had commenced operations on December 31, 2008. Please refer to the Performance Information on pages 4 and 5 for a summary of Fund performance versus the Russell 2500 Value Index (the “Russell 2500 Value”) and the S&P 500 Index (the “S&P 500”) over various periods since the Fund’s inception.

The Fund has exceeded the total return of the Russell 2500 Value in five of the past nine calendar years1, with an annual average total return of 13.26% since inception. During the most recent six months ended November 30, 2018, the Fund returned -3.34% net of all fees and expenses, which outperformed the Russell 2500 Value by 0.48%.

Barrow Street Advisors, LLC (the “Adviser”) continues to use its proprietary private-equity approach to uncover companies that exhibit its Quality-meets-Value criteria. Based on extensive research by the Adviser, the Fund seeks to generate long-term capital appreciation by investing in companies with fundamental operating and financial attributes representative of both quality and value. To increase the Fund’s chances for success, we invest in a variety of positions that are diversified across market capitalization and industry sectors.

Over the past six-months, we added 39 new portfolio investments, composed of 20 small-caps, 12 mid-caps, and 7 large-caps, and representing eight different industry sectors. We believe all of these new additions to the Fund’s portfolio are excellent companies with strong balance sheets. These companies are generally using their ample free cash flow to: a) re-invest in growth opportunities at high rates of return on investment; b) pay dividends; c) repurchase stock at attractive valuations; and/or d) retire outstanding debt.

In keeping with our practice since the beginning of 2009, over the past six months the Fund’s investments were sourced by taking account of the opportunity set of all companies in our broad investment universe each time we committed capital to a new position. We think this approach allows us to identify excellent investment opportunities that arise from temporary market inefficiencies and to gather up the most compelling investments across a wide array of industries and market capitalizations, while avoiding the destructive behavioral biases inherent in concentrated-stock and sector-specialized investing.

Eight of the Fund’s holdings were announced as take-over targets over the past six months, which was approximately 3.8x the market average. The Fund has had investments in 116 take-overs since December 31, 20081, or roughly 3.8x the market average2. The control premiums we have captured by virtue of holding stocks that end up being merger targets have made repeated and meaningful contributions to the Fund’s total returns, and we expect continued benefits from this effect going forward. We typically sell companies from the Fund’s portfolio soon after they are announced as take-over targets and re-invest that capital.

Over the past six months, the Fund’s large cap positions generated returns of +4.18%, while mid and small-cap positions generated -4.90% and -4.16%, respectively. This compares to +3.02% for the S&P 500 (for large-caps), -2.71% for the S&P 400 Midcap (for mid-caps), and -5.53% for the Russell 2000 (for small-caps) over the same period. The Fund’s sectors with the best absolute performance were Health Care and Consumer Staples, which generated total returns of +6.23% and +0.94%, respectively. The Fund’s sectors with the worst absolute performance were Materials and Communication Services, which returned -24.37% and -11.04%, respectively.

You can find additional commentary and reports about the Adviser’s management of the Fund’s portfolio on the Fund’s website (www.barrowfunds.com).

Sincerely,

Nicholas Chermayeff	Robert F. Greenhill, Jr.	David R. Bechtel
Co-Portfolio Manager,	Co-Portfolio Manager,	Principal,
Investment Committee	Investment Committee	Investment Committee

[1]

The investment related and performance information discussed above for periods prior to Barrow Value Opportunity Fund’s reorganization date (August 30, 2013) are based on the activities of the Fund’s predecessor, the Barrow Street Fund L.P., an unregistered limited partnership managed by the portfolio managers of Barrow Value Opportunity Fund (the “Predecessor Private Fund”). The Predecessor Private Fund was reorganized into the Institutional Class shares of the Barrow Value Opportunity Fund on August 30, 2013, the date that the Fund commenced operations (the “Reorganization”). Barrow Value Opportunity Fund has been managed in the same style and by the same portfolio managers since the Predecessor Private Fund’s inception on December 31, 2008. The performance information shows the Predecessor Private Fund’s returns calculated using the actual fees and expenses charged by the Predecessor Private Fund. This prior performance is net of management fees and other expenses, but does not include the effect of the Predecessor Private Fund’s performance fee, which was in place until October 7, 2012. Prior to the Reorganization, the Predecessor Private Fund was not subject to certain investment restrictions, diversification requirements, and other restrictions of the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code of 1986, as amended, which, if they had been applicable, might have adversely affected Barrow Value Opportunity Fund’s performance.

[2]

The frequency of merger and acquisition (“M&A”) activity in the Fund’s portfolio is calculated on a quarterly basis by dividing the cumulative number of portfolio holdings that have been announced as merger or acquisition targets by the cumulative number of unique holdings held in the Fund’s portfolio. The frequency of M&A activity in the market is calculated on a quarterly basis by dividing the cumulative number of publicly-traded U.S. common stocks that have been announced as acquisition targets per Bloomberg by the total universe of publicly-traded U.S. common stocks as identified by Bloomberg (approximately 10,000).

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-877-767-6633.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please visit our website at www.barrowfunds.com or call 1-877-767-6633 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time and may no longer be held by the Fund. For a complete list of securities held by the Fund as of November 30, 2018, please see the Schedule of Investments section of this Report. The opinions of the Fund’s Adviser with respect to those securities may change at any time.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Fund and the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the factors noted with such forward-looking statements include, without limitation, general economic conditions, such as inflation, recession, and interest rates. Past performance is not a guarantee of future results.

BARROW VALUE OPPORTUNITY FUND
PERFORMANCE INFORMATION
November 30, 2018 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Barrow Value Opportunity Fund
versus the Russell 2500 Value Index

Average Annual Total Returns For the periods ended November 30, 2018
	1 Year	5 Years	Since Inception(c)
Barrow Value Opportunity Fund(a)(b)	(0.31%)	5.58%	13.26%
Russell 2500 Value Index	(1.07%)	7.13%	13.05%

BARROW VALUE OPPORTUNITY FUND
PERFORMANCE INFORMATION
November 30, 2018 (Unaudited)

Comparison of Yearly Returns with the Russell 2500 Value Index
	Barrow Value Opportunity Fund(a)	Russell 2500 Value Index	Difference
Yearly Total Returns for Calendar Years:
2009	30.10%	27.68%	2.42%
2010	18.75%	24.82%	(6.07%)
2011	5.50%	(3.36%)	8.86%
2012	18.77%	19.21%	(0.44%)
2013	36.69%	33.32%	3.37%
2014	5.13%	7.11%	(1.98%)
2015	0.81%	(5.49%)	6.30%
2016	7.41%	25.20%	(17.79%)
2017	16.10%	10.36%	5.74%
2018 (through 11/30/18)	(1.70%)	(1.47%)	(0.23%)

Total Return Since Inception (not annualized, as of 11/30/18)	243.81%	237.37%	6.44%

(a)

The Barrow Value Opportunity Fund (the “Fund”) performance includes the performance of the Barrow Street Fund L.P. (the “Predecessor Private Fund”), the Fund’s predecessor, for the periods before the Fund’s registration statement became effective. The Predecessor Private Fund was reorganized into the Fund at the close of business on August 30, 2013 (the “Reorganization”), the date the Fund commenced operations. The Fund has been managed in the same style and by the same portfolio managers since the Predecessor Private Fund’s inception on December 31, 2008. The Fund’s investment goals, policies, guidelines and restrictions are, in all material respects, equivalent to those of the Predecessor Private Fund. The performance of the Predecessor Private Fund is net of management fees of 1.50% of assets but does not include the effect of a 20% performance fee which was in place until October 7, 2012. Prior to the Reorganization, the Predecessor Private Fund was not subject to certain investment restrictions, diversification requirements and other restrictions of the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code of 1986, as amended. If such restrictions had been applicable, they might have adversely affected the Predecessor Private Fund’s performance.

(b)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.
(c)	Represents the period from December 31, 2008(a) through November 30, 2018.

BARROW VALUE OPPORTUNITY FUND
PORTFOLIO INFORMATION
November 30, 2018 (Unaudited)

Sector Diversification

Top 10 Equity Holdings

Security Description	% of Net Assets
Pilgrim's Pride Corporation	1.5%
Molson Coors Brewing Company - Class B	1.5%
Herbalife Nutrition Ltd.	1.4%
Ingredion, Inc.	1.4%
USANA Health Sciences, Inc.	1.4%
Nu Skin Enterprises, Inc. - Class A	1.3%
Simply Good Foods Company (The)	1.3%
Cal-Maine Foods, Inc.	1.1%
Hologic, Inc.	1.1%
ResMed, Inc.	1.1%

BARROW VALUE OPPORTUNITY FUND SCHEDULE OF INVESTMENTS November 30, 2018 (Unaudited)
COMMON STOCKS — 99.3%	Shares	Value
Communication Services — 5.4%
Entertainment — 0.6%
Viacom, Inc. - Class B	9,481	$292,584

Interactive Media & Services — 0.3%
Cars.com, Inc. (a) (b)	3,403	88,035
Match Group, Inc. (a)	1,544	62,177
		150,212
Media — 4.5%
CBS Corporation - Class B (b)	7,111	385,274
Comcast Corporation - Class A (b)	11,189	436,483
Emerald Expositions Events, Inc.	9,487	110,998
Interpublic Group of Companies, Inc. (The) (b)	12,650	297,275
MSG Networks, Inc. - Class A (a)	8,309	222,515
National CineMedia, Inc.	15,758	108,888
Omnicom Group, Inc. (b)	5,176	398,396
Tribune Publishing Company (a)	14,554	212,343
		2,172,172
Consumer Discretionary — 16.1%
Auto Components — 1.8%
BorgWarner, Inc. (b)	1,262	49,950
Gentex Corporation (b)	15,198	342,259
Lear Corporation (b)	2,287	311,604
Tenneco, Inc. - Class A	671	22,646
Visteon Corporation (a)	1,843	136,050
		862,509
Diversified Consumer Services — 2.1%
frontdoor, inc. (a)	6,337	147,589
H&R Block, Inc. (b)	11,995	323,985
ServiceMaster Global Holdings, Inc. (a)	7,079	313,387
Weight Watchers International, Inc. (a)	4,727	236,445
		1,021,406
Hotels, Restaurants & Leisure — 1.5%
Bojangles', Inc. (a)	13,894	223,554
Choice Hotels International, Inc.	4,236	329,857
Jack in the Box, Inc.	1,827	162,037
		715,448

BARROW VALUE OPPORTUNITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 99.3% (Continued)	Shares	Value
Consumer Discretionary — 16.1% (Continued)
Household Durables — 1.6%
La-Z-Boy, Inc.	5,087	$148,693
NVR, Inc. (a) (b)	80	196,000
TopBuild Corporation (a)	3,195	162,785
Tupperware Brands Corporation (b)	6,574	249,549
		757,027
Internet & Direct Marketing Retail — 2.3%
Booking Holdings, Inc. (a)	218	412,430
eBay, Inc. (a) (b)	14,213	424,258
Nutrisystem, Inc.	6,539	243,185
Stamps.com, Inc. (a)	232	39,779
		1,119,652
Leisure Products — 0.9%
Brunswick Corporation	879	46,622
Malibu Boats, Inc. - Class A (a)	5,087	246,313
MasterCraft Boat Holdings, Inc. (a)	6,688	173,286
		466,221
Multi-Line Retail — 0.9%
Dollar Tree, Inc. (a)	4,822	418,405

Specialty Retail — 2.3%
Aaron's, Inc.	1,709	79,981
Buckle, Inc. (The)	10,673	203,854
Chico's FAS, Inc.	19,407	104,798
GameStop Corporation - Class A	14,584	199,217
Sally Beauty Holdings, Inc. (a)	12,360	260,920
Winmark Corporation (b)	919	136,297
Zumiez, Inc. (a)	6,508	128,338
		1,113,405
Textiles, Apparel & Luxury Goods — 2.7%
Carter's, Inc.	2,771	256,317
Deckers Outdoor Corporation (a)	1,665	221,845
Hanesbrands, Inc. (b)	16,106	256,246
Skechers U.S.A., Inc. - Class A (a)	11,000	297,000
Tapestry, Inc. (b)	7,335	285,552
		1,316,960
Consumer Staples — 21.0%
Beverages — 1.5%
Molson Coors Brewing Company - Class B (b)	11,235	738,926

BARROW VALUE OPPORTUNITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 99.3% (Continued)	Shares	Value
Consumer Staples — 21.0% (Continued)
Food Products — 8.7%
Cal-Maine Foods, Inc.	11,802	$551,389
Ingredion, Inc. (b)	6,562	685,467
Kellogg Company	5,665	360,577
Kraft Heinz Company (The)	7,078	361,827
Pilgrim's Pride Corporation (a) (b)	37,495	743,901
Sanderson Farms, Inc.	4,584	518,725
Simply Good Foods Company (The) (a)	29,911	607,792
Tyson Foods, Inc. - Class A	6,445	379,933
		4,209,611
Household Products — 2.9%
Central Garden & Pet Company (a)	14,804	501,115
Colgate-Palmolive Company (b)	6,297	399,986
Energizer Holdings, Inc. (b)	10,936	490,261
		1,391,362
Personal Products — 5.1%
Edgewell Personal Care Company (a) (b)	12,325	515,185
Herbalife Nutrition Ltd. (a) (b)	12,058	690,320
Nu Skin Enterprises, Inc. - Class A (b)	9,214	607,848
USANA Health Sciences, Inc. (a) (b)	5,398	660,607
		2,473,960
Tobacco — 2.8%
Altria Group, Inc. (b)	6,518	357,382
Philip Morris International, Inc.	4,580	396,307
Turning Point Brands, Inc.	13,462	401,168
Vector Group Ltd. (b)	13,118	165,287
		1,320,144
Energy — 5.8%
Oil, Gas & Consumable Fuels — 5.8%
Alliance Resource Partners, L.P.	13,173	258,849
Antero Midstream GP, L.P. (b)	21,862	323,776
Arch Coal, Inc. - Class A	2,732	222,030
CVR Refining, L.P.	13,359	184,889
Delek Logistics Partners, L.P.	8,402	256,093
EQGP Holdings, L.P.	5,444	108,989
Green Plains Partners, L.P.	17,063	229,668
HollyFrontier Corporation (b)	6,054	378,193
Peabody Energy Corporation (b)	13,416	417,774
Phillips 66 Partners, L.P.	1,760	82,544

BARROW VALUE OPPORTUNITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 99.3% (Continued)	Shares	Value
Energy — 5.8% (Continued)
Oil, Gas & Consumable Fuels — 5.8% (Continued)
Renewable Energy Group, Inc. (a)	8,927	$240,583
Western Gas Partners, L.P.	2,158	95,901
		2,799,289
Health Care — 22.2%
Health Care Equipment & Supplies — 11.2%
Anika Therapeutics, Inc. (a)	6,681	230,160
Atrion Corporation	42	32,475
Danaher Corporation (b)	4,906	537,403
Edwards Lifesciences Corporation (a)	3,135	507,901
Globus Medical, Inc. - Class A (a)	9,207	444,606
Hologic, Inc. (a) (b)	12,292	545,888
Integer Holdings Corporation (a)	3,516	311,447
Lantheus Holdings, Inc. (a) (b)	19,686	369,113
LeMaitre Vascular, Inc. (b)	1,443	40,245
Masimo Corporation (a) (b)	4,303	475,137
Meridian Bioscience, Inc. (b)	16,743	317,112
Quidel Corporation (a)	4,103	249,545
ResMed, Inc. (b)	4,862	543,523
Stryker Corporation	2,862	502,167
Varex Imaging Corporation (a)	10,108	266,346
Varian Medical Systems, Inc. (a)	466	57,500
		5,430,568
Health Care Providers & Services — 8.1%
American Renal Associates Holdings, Inc. (a)	15,282	253,528
AmerisourceBergen Corporation (b)	5,335	474,282
AMN Healthcare Services, Inc. (a)	5,377	342,515
Apollo Medical Holdings, Inc. (a)	3,231	57,900
Cardinal Health, Inc.	9,594	526,039
CVS Health Corporation	6,531	523,786
MEDNAX, Inc. (a) (b)	11,589	465,878
Premier, Inc. - Class A (a) (b)	11,084	439,591
Quest Diagnostics, Inc. (b)	4,900	433,993
Tivity Health, Inc. (a) (b)	8,425	345,088
U.S. Physical Therapy, Inc.	455	54,140
		3,916,740
Pharmaceuticals — 2.9%
Akorn, Inc. (a)	10,867	74,548
Horizon Pharma plc (a)	16,403	327,732

BARROW VALUE OPPORTUNITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 99.3% (Continued)	Shares	Value
Health Care — 22.2% (Continued)
Pharmaceuticals — 2.9% (Continued)
Innoviva, Inc. (a) (b)	19,851	$362,479
Pacira Pharmaceuticals, Inc. (a)	1,526	73,752
Phibro Animal Health Corporation - Class A	6,973	236,385
Supernus Pharmaceuticals, Inc. (a) (b)	6,441	305,432
		1,380,328
Industrials — 8.6%
Aerospace & Defense — 0.8%
Harris Corporation	961	137,375
National Presto Industries, Inc. (b)	412	52,934
TransDigm Group, Inc. (a)	488	176,495
		366,804
Air Freight & Logistics — 0.4%
Expeditors International of Washington, Inc.	2,450	186,421

Building Products — 1.3%
A.O. Smith Corporation	3,605	170,805
American Woodmark Corporation (a)	835	55,853
CSW Industrials, Inc. (a)	1,126	59,644
Gibraltar Industries, Inc. (a)	1,344	48,599
Insteel Industries, Inc.	1,884	51,885
Johnson Controls International plc	4,996	173,761
NCI Building Systems, Inc. (a)	3,672	41,677
Patrick Industries, Inc. (a)	1,059	42,064
Resideo Technologies, Inc. (a) (b)	178	3,672
		647,960
Commercial Services & Supplies — 0.9%
Brady Corporation - Class A (b)	1,244	54,189
Deluxe Corporation	975	49,091
Ennis, Inc.	2,615	51,071
Herman Miller, Inc. (b)	1,523	51,569
Kimball International, Inc. - Class B	3,202	48,862
Knoll, Inc. (b)	2,424	46,953
McGrath RentCorp	1,059	56,582
SP Plus Corporation (a) (b)	1,609	48,769
		407,086
Electrical Equipment — 1.2%
Acuity Brands, Inc.	1,323	172,016
AMETEK, Inc.	2,322	170,504

BARROW VALUE OPPORTUNITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 99.3% (Continued)	Shares	Value
Industrials — 8.6% (Continued)
Electrical Equipment — 1.2% (Continued)
Atkore International Group, Inc. (a)	2,287	$46,701
Hubbell, Inc.	342	37,675
Rockwell Automation, Inc.	995	173,468
		600,364
Industrial Conglomerates — 0.3%
Honeywell International, Inc. (b)	1,072	157,316

Machinery — 0.7%
Global Brass & Copper Holdings, Inc. (b)	1,577	51,048
Greenbrier Companies, Inc. (The) (b)	888	43,432
Hillenbrand, Inc.	1,040	46,082
Meritor, Inc. (a)	3,070	50,655
Rexnord Corporation (a)	1,995	56,479
Wabash National Corporation (b)	3,826	59,456
Welbilt, Inc. (a)	2,683	37,079
		344,231
Professional Services — 2.1%
FTI Consulting, Inc. (a)	759	53,320
Heidrick & Struggles International, Inc.	1,776	65,108
Kforce, Inc.	1,474	46,711
Korn/Ferry International	1,124	55,042
ManpowerGroup, Inc.	2,122	172,264
Navigant Consulting, Inc.	2,387	61,155
Nielsen Holdings plc	6,117	166,199
Resources Connection, Inc.	3,070	51,699
Robert Half International, Inc. (b)	2,601	160,820
TriNet Group, Inc. (a) (b)	3,384	155,359
		987,677
Road & Rail — 0.1%
Landstar System, Inc.	339	36,978

Trading Companies & Distributors — 0.8%
HD Supply Holdings, Inc. (a)	4,354	173,725
MSC Industrial Direct Company, Inc. - Class A	2,030	179,838
Systemax, Inc.	1,897	52,907
		406,470

BARROW VALUE OPPORTUNITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 99.3% (Continued)	Shares	Value
Information Technology — 12.7%
Communications Equipment — 2.5%
Cisco Systems, Inc.	5,551	$265,727
F5 Networks, Inc. (a) (b)	2,000	343,940
InterDigital, Inc. (b)	2,207	166,099
Juniper Networks, Inc.	11,952	343,142
Ubiquiti Networks, Inc.	1,084	118,134
		1,237,042
Electronic Equipment, Instruments & Components — 3.1%
Anixter International, Inc. (a)	721	46,115
Arrow Electronics, Inc. (a)	1,478	113,762
AVX Corporation	3,042	50,163
Belden, Inc.	2,610	145,586
Benchmark Electronics, Inc.	4,273	101,868
CDW Corporation	1,208	111,957
Electro Scientific Industries, Inc. (a)	9,051	266,099
Insight Enterprises, Inc. (a)	3,199	142,611
IPG Photonics Corporation (a)	530	75,340
KEMET Corporation	1,413	28,938
Methode Electronics, Inc. (b)	5,436	164,711
PC Connection, Inc.	1,500	47,010
Tech Data Corporation (a)	2,220	199,689
		1,493,849
IT Services — 4.5%
Amdocs Ltd.	1,279	83,020
Booz Allen Hamilton Holding Corporation (b)	1,643	84,302
Broadridge Financial Solutions, Inc.	684	72,415
CACI International, Inc. - Class A (a)	443	73,055
Cass Information Systems, Inc.	1,366	90,170
Cognizant Technology Solutions Corporation - Class A (b)	1,733	123,442
CoreLogic, Inc. (a)	1,775	71,817
CSG Systems International, Inc.	2,391	83,852
DXC Technology Company	1,470	92,669
Euronet Worldwide, Inc. (a)	725	85,267
First Data Corporation - Class A (a)	5,624	107,306
Hackett Group, Inc. (The)	4,260	75,189
I3 Verticals, Inc. - Class A (a)	922	20,773
International Business Machines Corporation	989	122,903
Leidos Holdings, Inc.	1,208	76,104

BARROW VALUE OPPORTUNITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 99.3% (Continued)	Shares	Value
Information Technology — 12.7% (Continued)
IT Services — 4.5% (Continued)
ManTech International Corporation - Class A (b)	1,327	$74,710
MAXIMUS, Inc. (b)	1,234	87,762
NIC, Inc. (b)	5,998	77,974
Paychex, Inc. (b)	1,861	131,684
Perspecta, Inc.	3,169	66,898
Presidio, Inc.	5,962	83,945
Sabre Corporation	3,281	83,895
Science Applications International Corporation (b)	1,190	82,729
Sykes Enterprises, Inc. (a)	2,808	77,557
Unisys Corporation (a)	4,499	60,826
Western Union Company (The)	4,476	83,835
		2,174,099
Software — 1.4%
CDK Global, Inc.	1,411	71,114
Cision Ltd. (a)	5,090	63,727
Citrix Systems, Inc. (a)	793	86,413
Ebix, Inc. (b)	1,443	68,138
j2 Global, Inc.	1,087	80,232
Manhattan Associates, Inc. (a) (b)	1,788	88,560
Oracle Corporation (b)	2,613	127,410
Progress Software Corporation	2,632	92,541
		678,135
Technology Hardware, Storage & Peripherals — 1.2%
HP, Inc. (b)	10,561	242,903
Xerox Corporation	12,638	340,215
		583,118
Materials — 7.5%
Chemicals — 2.5%
Celanese Corporation	1,840	185,711
Eastman Chemical Company	2,245	176,951
Valvoline, Inc. (b)	20,855	439,832
Westlake Chemical Corporation	5,696	412,903
		1,215,397
Containers & Packaging — 1.2%
Myers Industries, Inc.	21,592	356,268
Packaging Corporation of America	1,899	185,760
Sealed Air Corporation	1,540	56,257
		598,285

BARROW VALUE OPPORTUNITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 99.3% (Continued)	Shares	Value
Materials — 7.5% (Continued)
Metals & Mining — 0.9%
Reliance Steel & Aluminum Company	1,447	$116,411
Steel Dynamics, Inc.	8,723	307,050
		423,461
Paper & Forest Products — 2.9%
Domtar Corporation	7,826	341,057
Louisiana-Pacific Corporation (b)	21,976	502,371
Neenah, Inc.	4,457	306,998
P.H. Glatfelter Company	19,769	252,055
		1,402,481

Total Common Stocks (Cost $46,009,684)		$48,014,103

MONEY MARKET FUNDS — 0.6%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 2.10% (c) (Cost $286,162)	286,162	$286,162

Total Investments at Value — 99.9% (Cost $46,295,846)		$48,300,265

Other Assets in Excess of Liabilities — 0.1%		35,048

Net Assets — 100.0%		$48,335,313

(a)	Non-income producing security.
(b)	All or a portion of the shares have been pledged as collateral for trading purposes. The total value of such securities as of November 30, 2018 was $13,011,878.
(c)	The rate shown is the 7-day effective yield as of November 30, 2018.
See accompanying notes to financial statements.

BARROW VALUE OPPORTUNITY FUND STATEMENT OF ASSETS AND LIABILITIES November 30, 2018 (Unaudited)
ASSETS
Investments in securities:
At cost	$46,295,846
At value (Note 2)	$48,300,265
Receivable for capital shares sold	81
Dividends receivable	59,245
Other assets	19,078
TOTAL ASSETS	48,378,669

LIABILITIES
Payable to Adviser (Note 4)	29,822
Payable to administrator (Note 4)	8,880
Other accrued expenses and liabilities	4,654
TOTAL LIABILITIES	43,356

NET ASSETS	$48,335,313

Net assets consist of:
Paid-in capital	$43,391,146
Accumulated earnings	4,944,167
Net assets	$48,335,313

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,777,257

Net asset value, offering price and redemption price per share (Note 2)	$27.20

See accompanying notes to financial statements.

BARROW VALUE OPPORTUNITY FUND STATEMENT OF OPERATIONS For the Six Months Ended November 30, 2018 (Unaudited)
INVESTMENT INCOME
Dividends	$452,465

EXPENSES
Investment advisory fees (Note 4)	250,769
Administration fees (Note 4)	25,355
Professional fees	21,167
Accounting services fees (Note 4)	17,540
Registration and filing fees	10,801
Custodian and bank service fees	6,463
Transfer agent fees (Note 4)	6,000
Compliance service fees (Note 4)	6,000
Trustees’ fees and expenses (Note 4)	5,364
Printing of shareholder reports	3,486
Pricing fees	2,419
Insurance expense	1,554
Other expenses	646
TOTAL EXPENSES	357,564
Investment advisory fee reductions (Note 4)	(66,628)
NET EXPENSES	290,936

NET INVESTMENT INCOME	161,529

REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
Net realized losses from investments	(256,787)
Net change in unrealized appreciation (depreciation) on investments	(1,828,353)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(2,085,140)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,923,611)

See accompanying notes to financial statements.

BARROW VALUE OPPORTUNITY FUND STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended November 30, 2018 (Unaudited)	Year Ended May 31, 2018 (a)
FROM OPERATIONS
Net investment income	$161,529	$254,889
Net realized gains (losses) from investment transactions	(256,787)	6,433,813
Net change in unrealized appreciation (depreciation) on investments	(1,828,353)	(1,937,607)
Net increase (decrease) in net assets resulting from operations	(1,923,611)	4,751,095

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	—	(4,026,325)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	7,445,599	7,592,521
Net asset value of shares issued in reinvestment of distributions	—	4,023,803
Payments for shares redeemed	(1,681,957)	(2,218,506)
Net increase in net assets from capital share transactions	5,763,642	9,397,818

TOTAL INCREASE IN NET ASSETS	3,840,031	10,122,588

NET ASSETS
Beginning of period	44,495,282	34,372,694
End of period	$48,335,313	$44,495,282

CAPITAL SHARE ACTIVITY
Shares sold	258,526	268,435
Shares reinvested	—	146,791
Shares redeemed	(62,550)	(79,369)
Net increase in shares outstanding	195,976	335,857
Shares outstanding, beginning of period	1,581,281	1,245,424
Shares outstanding, end of period	1,777,257	1,581,281

(a)

The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018 (Note 2). For the year ended May 31, 2018, distributions to shareholders consisted of $178,341 from net investment income and $3,847,984 from net realized gains from investments. As of May 31, 2018, undistributed net investment income was $339,164.

See accompanying notes to financial statements.

BARROW VALUE OPPORTUNITY FUND FINANCIAL HIGHLIGHTS
Per share data for a share outstanding throughout each period:
	Six Months Ended Nov. 30, 2018 (Unaudited)		Year Ended May 31, 2018	Year Ended May 31, 2017		Year Ended May 31, 2016		Year Ended May 31, 2015	Period Ended May 31, 2014(a)
Net asset value at beginning of period	$28.14		$27.60	$24.78		$26.58		$26.40	$23.30

Income (loss) from investment operations:
Net investment income	0.07		0.12	0.31		0.27	(b)	0.27	0.18
Net realized and unrealized gains (losses) on investments	(1.01)		3.33	2.69		(1.68)		2.25	3.47
Total from investment operations	(0.94)		3.45	3.00		(1.41)		2.52	3.65

Less distributions:
From net investment income	—		(0.12)	(0.13)		(0.19)		(0.20)	(0.06)
From net realized gains from investments	—		(2.79)	(0.05)		(0.20)		(2.14)	(0.49)
Total distributions	—		(2.91)	(0.18)		(0.39)		(2.34)	(0.55)

Net asset value at end of period	$27.20		$28.14	$27.60		$24.78		$26.58	$26.40

Total return (c)	(3.34	%)(d)	12.81%	12.14%		(5.29%)		10.10%	15.73	%(d)

Ratios and supplemental data:
Net assets at end of period (000’s)	$48,335		$44,495	$34,373		$34,522		$31,945	$21,380
Ratio of total expenses to average net assets	1.41	%(e)	1.51%	1.57%		1.60%		1.79%	1.86	%(e)
Ratio of net expenses to average net assets (f)	1.15	%(e)	1.15%	1.16	%(g)	1.16	%(g)	1.15%	1.15	%(e)
Ratio of net investment income to average net assets (f)	0.64	%(e)	0.63%	1.06%		1.08%		1.29%	1.01	%(e)
Portfolio turnover rate	110	%(d)	276%	88%		84%		112%	45	%(d)

(a)	Represents the period from the commencement of operations (close of business August 30, 2013) through May 31, 2014.
(b)	Calculated using average shares outstanding.
(c)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if the Adviser had not reduced advisory fees and/or reimbursed expenses.

(d)	Not annualized.
(e)	Annualized.
(f)	Ratio was determined after fee reductions and/or expense reimbursements by the Adviser (Note 4).
(g)	Ratio includes borrowing costs of 0.01% and 0.01% for the years ended May 31, 2017 and 2016, respectively.
See accompanying notes to financial statements.

BARROW VALUE OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
November 30, 2018 (Unaudited)

1. Organization

Barrow Value Opportunity Fund (the “Fund”) is a diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report.

The investment objective of the Fund is to seek to generate long-term capital appreciation.

2. Significant Accounting Policies

In August 2018, the U.S. Securities and Exchange Commission (the “SEC”) adopted regulations that eliminated or amended disclosure requirements that were redundant or outdated in light of SEC requirements, accounting principles generally accepted in the United States of America (“GAAP”), International Financial Reporting Standards or changes in technology or the business environment. These regulations were effective November 5, 2018, and the Fund is complying with them effective with these financial statements.

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Fund’s significant accounting policies used in preparation of its financial statements. These policies are in conformity with GAAP.

New Accounting Pronouncement – In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC Topic 820 (“ASC 820”), “Fair Value Measurement.” ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration when evaluating disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted and the Fund has adopted ASU 2018-13 with these financial statements.

Securities valuation – The Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. The Fund values its listed securities on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. When using a quoted price and when the market for the security is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). In the event that market quotations are

BARROW VALUE OPPORTUNITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”). Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate the Fund’s net asset value (“NAV”) may differ from quoted or published prices for the same securities.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments and other financial instruments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2018:

	Level 1	Level 2	Level 3	Total
Common Stocks	$48,014,103	$—	$—	$48,014,103
Money Market Funds	286,162	—	—	286,162
Total	$48,300,265	$—	$—	$48,300,265

Refer to the Fund’s Schedule of Investments for a listing of securities by industry type. As of November 30, 2018, the Fund did not have any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3).

Share valuation – The NAV per share of the Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the NAV per share.

BARROW VALUE OPPORTUNITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

Investment income – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on the relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders – The Fund distributes to shareholders any net investment income dividends and net realized capital gains distributions at least once each year. The amount of such dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid to shareholders of the Fund was as follows:

Period Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
November 30, 2018	$—	$—	$—
May 31, 2018	$178,341	$3,847,984	$4,026,325

On December 31, 2018, the Fund paid an ordinary income dividend in the amount of $0.2679 per share; a short-term capital gain distribution in the amount of $1.2934 per share and a long-term capital gain distribution in the amount of $0.5464 per share to shareholders of record on December 28, 2018.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

BARROW VALUE OPPORTUNITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis for each item as of November 30, 2018:

Cost of portfolio investments	$46,691,559
Gross unrealized appreciation	$4,006,656
Gross unrealized depreciation	(2,397,950)
Net unrealized appreciation	1,608,706
Undistributed long-term capital gains	867,893
Accumulated ordinary income	512,413
Other gains	1,955,155
Accumulated earnings	$4,944,167

The value of the federal income tax cost of portfolio investments may temporarily differ from the financial statement cost. This book/tax difference is due to the recognition of capital gains or losses under income tax regulations and GAAP, primarily the tax deferral of losses on wash sales and the tax treatment of income and capital gains on publicly-traded partnerships held by the Fund.

The Fund recognizes tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” of being sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for the current and all open tax years (generally three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Fund identifies its major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the six months ended November 30, 2018, cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $61,365,288 and $54,671,807, respectively, for the Fund.

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Fund’s investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. The Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at the annual rate of 0.99% of its average daily net assets.

Pursuant to an Expense Limitation Agreement (“ELA”) between the Fund and the Adviser, the Adviser has contractually agreed, until October 1, 2019, to reduce investment advisory fees and reimburse other operating expenses to limit total annual operating expenses of the Fund (exclusive of brokerage costs; taxes; interest; borrowing costs such as interest and dividend expenses on securities sold short; costs

BARROW VALUE OPPORTUNITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

to organize the Fund; acquired fund fees and expenses; extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business; and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended) to an amount not exceeding 1.15% of the Fund’s average daily net assets. Accordingly, during the six months ended November 30, 2018, the Adviser reduced its investment advisory fees in the amount of $66,628.

Under the terms of the ELA, investment advisory fee reductions and expense reimbursements by the Adviser are subject to recoupment by the Adviser for a period of three years after such fees and expenses were incurred, provided that the recoupments do not cause total annual operating expenses of the Fund to exceed the lesser of (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. As of November 30, 2018, the Adviser may seek recoupment of investment advisory fee reductions and/or expense reimbursements in the amount of $429,952, which must be recouped no later than the dates as stated below:

May 31, 2019	$76,069
May 31, 2020	143,227
May 31, 2021	144,028
November 30, 2021	66,628
Total	$429,952

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance, and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies, and costs of pricing its portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

Certain officers and a Trustee of the Trust are also officers of Ultimus and the Distributor.

TRUSTEE COMPENSATION

Effective August 1, 2018, each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) receives a $1,300 annual retainer from the Fund, paid quarterly, except for the Board Chairperson who receives a $1,500 annual retainer from the Fund, paid quarterly. Each Independent Trustee also receives from the Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and

BARROW VALUE OPPORTUNITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

other meeting-related expenses. Prior to August 1, 2018, each Independent Trustee received a $1,000 annual retainer from the Fund, paid quarterly, except for the Board Chairperson who received a $1,200 annual retainer from the Fund, paid quarterly. Each Independent Trustee also received from the Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses.

PRINCIPAL HOLDERS OF FUND SHARES

As of November 30, 2018, the following shareholders owned of record 25% or more of the outstanding shares of the Fund:

Name of Record Owner	% Ownership
Charles Schwab & Company, Inc. (for the benefit of its customers)	46%
Socatean Partners	38%

A beneficial owner of 25% or more of the Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

6. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events other than the payment of net investment income dividends on December 31, 2018, as discussed in Note 2.

BARROW VALUE OPPORTUNITY FUND ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (June 1, 2018) and held until the end of the period (November 30, 2018).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

BARROW VALUE OPPORTUNITY FUND ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

More information about the Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Net Expense Ratio(a)	Expenses Paid During Period(b)
Based on Actual Fund Return	$1,000.00	$ 966.60	1.15%	$5.67
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.30	1.15%	$5.82

(a)	Annualized, based on the Fund’s most recent one-half year expenses.
(b)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

BARROW VALUE OPPORTUNITY FUND OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-877-767-6633, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is also available without charge upon request by calling toll-free 1-877-767-6633, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-877-767-6633. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov.

CUSTOMER PRIVACY NOTICE

FACTS	WHAT DOES BARROW VALUE OPPORTUNITY FUND (the “Fund”) DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ Assets

■ Retirement Assets

■ Transaction History

■ Checking Account Information

■ Purchase History

■ Account Balances

■ Account Transactions

■ Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-877-767-6633

Who we are
Who is providing this notice?	Barrow Value Opportunity Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

■ Open an account

■ Provide account information

■ Give us your contact information

■ Make deposits or withdrawals from your account

■ Make a wire transfer

■ Tell us where to send the money

■ Tell us who receives the money

■ Show your government-issued ID

■ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■ Affiliates from using your information to market to you

■ Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■ Barrow Street Advisors LLC, the investment adviser to the Fund, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ The Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Fund does not jointly market.

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CINCINNATI ASSET MANAGEMENT FUNDS:

BROAD MARKET STRATEGIC INCOME FUND

Semi-Annual Report

November 30, 2018
(Unaudited)

CINCINNATI ASSET MANAGEMENT FUNDS: BROAD MARKET STRATEGIC INCOME FUND LETTER TO SHAREHOLDERS	January 7, 2019

Dear Fellow Shareholders,

Our Semi-Annual report for the Cincinnati Asset Management Funds: Broad Market Strategic Income Fund (the “Fund”) presents data and performance for the six months ended November 30, 2018. All of us at Cincinnati Asset Management, Inc. want to thank you for your investment in the Fund, and we appreciate your confidence in our investment management.

The Fund is invested primarily in investment-grade and high-yield corporate bonds that we consider undervalued. We believe that our proprietary analysis enhances our ability to identify such opportunities and enables us to sell securities when more attractive opportunities present themselves. These investment decisions are made with the important discipline of maintaining portfolio diversification and with the dual objectives of achieving a high level of income while preserving capital. Our objective is to improve quality, increase yield and shorten maturity.

Our disciplined investing strategy resulted in the Fund holding 89 positions in the bonds of 78 different corporations on November 30. The Fund continues to be fully invested, as is its objective. The Fund outperformed the Bloomberg Barclays U.S. Corporate Baa Index (the “Benchmark”) for the six-month fiscal period ended November 30, with a total return of -0.37% compared to a return of -1.38% for the Benchmark. The Fund achieves its Baa credit quality by diversifying its holdings across the credit spectrum, although it does not purchase securities of companies rated below B3/B- credit quality. The lowest rated credits in the investment grade universe underperformed the investment grade index as a whole; it is important to remember that the Fund achieves its Baa average quality via a barbell strategy of higher and lower rated securities. Therefore, the Fund’s performance is not singly attributable to the return of the Baa rated credit segment. This resulted in the Fund’s outperformance for the six months. We continue to believe that a broader diversification of credit risk as well as a focus on intermediate term maturities will benefit Fund investors over reasonable time periods.

Interest rates rose during the six months. On June 1, 2018, the yield on the 10-year Treasury Bond was 2.86%; it rose gradually to 2.99 by November 30. It subsequently rose to 3.24% and is at 2.76% as of the date of this letter. The premium yield on both investment grade and high yield bonds increased from 1.15% to 1.37% and from 3.62% to 4.18%, respectively. So, yields increased during the period, resulting in price declines across both investment grade and high yield bonds.

The Federal Reserve Board (the “FED”) increased the Federal Funds Target Rate twice during the six months (June and September) and is expected to increased the rate again at the December meeting. Further, the rate is expected to be increased twice more by the end of calendar 2019, given the expected continuing sustained growth in GDP. Typically, changes in the Target Rate don’t significantly influence the 10-year Treasury rate but rather result in rate increases over the shorter portion of the yield curve; that dynamic can be observed in the “flattening” of the yield curve where the difference between yields on the 10-year and 2-year Treasuries declined from 0.43% to 0.20% over the course of the six months. As of November 30, bonds that the Fund

1

owns were yielding 4.88% to maturity, around 1.89% more than comparative U.S. Treasury yields. We believe that the Fund’s positions will continue to provide excellent value relative to other investment-grade rated fixed-income alternatives.

During the third calendar quarter of 2018, GDP increased by 3.5% (Bureau of Economic Analysis). Although several sources predict far greater growth in GDP for the second calendar quarter, the Federal Reserve Open Market Committee estimates 2018 GDP growth to be on the order of 2.9% and 2.6% growth for 2019. Unemployment has declined to its lowest levels since the 2008 financial crisis and initial jobless claims during the last six months have been steady at reduced levels. The FED’s measure of inflation is around its target of 2.0%. Although interest rates will be impacted by “headline” news and the so-called “risk-off/risk-on” trades that cause short-term volatility, we intend to focus on the relative value of investment grade and high-yield corporate bonds and will maintain our focus on the intermediate-term maturity of the portfolio. It is the underlying credit quality of the companies we purchase that influences our investment decisions, not short-term interest rate fluctuations.

Oil prices declined steadily throughout the six months and are sub-$50 as of the date of this letter. The Fund holds several positions in companies that are engaged in the energy sector, and we continue to actively monitor these credits to determine how they may perform over a full market cycle, always seeking to be rewarded for the risks we assume.

We expect increased volatility in fixed-income markets as some participants continually readjust positioning. High yield bond funds had negative flows ($14 billion) during the Fund’s last fiscal quarter, as did investment grade funds ($10 billion). In a world of low interest rates, corporate and high yield bonds continue to offer value relative to Treasury securities. As always, we will continue to search for value and adjust positions as we uncover compelling situations.

While we remain fully convicted that our Broad Market strategy will deliver superior risk-adjusted returns over a long-term investment cycle, after careful consideration, we have decided to liquidate the mutual fund. We expect the liquidation to be completed by the end of February 2019. The Broad Market strategy will continue to be available as a Separately Managed Account via many Wrap Programs and otherwise. We appreciate your trust in Cincinnati Asset Management.

Sincerely,

Cincinnati Asset Management Funds: Broad Market Strategic Income Fund
Managed by Cincinnati Asset Management, Inc.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-866-738-1128.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please visit the Fund’s website at www.cambondfunds.com or call 1-866-738-1128 and a copy will be sent to you free of

2

charge. Please read the prospectus carefully before you invest. Cincinnati Asset Management Funds: Broad Market Strategic Income Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the adviser’s current opinions and views of the financial markets. Although the adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time and may no longer be held by the Fund. For a complete list of securities held by the Fund as of November 30, 2018, please see the Schedule of Investments section of the Semi-Annual Report. The opinions of the Fund’s adviser with respect to those securities may change at any time.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Fund and the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the factors noted with such forward-looking statements include, without limitation, general economic conditions, such as inflation, recession, and interest rates. Past performance is not a guarantee of future results.

3

CINCINNATI ASSET MANAGEMENT FUNDS:
BROAD MARKET STRATEGIC INCOME FUND
PORTFOLIO INFORMATION
November 30, 2018 (Unaudited)

Sector Diversification (% of Net Assets)

Top 10 Investments

Security Description	% of Net Assets
Commonwealth Edison Company, 2.950%, due 08/15/27	3.1%
Vulcan Materials Company, 3.900%, due 04/01/27	3.1%
Apple, Inc., 3.250%, due 02/23/26	2.6%
L-3 Communications Corporation, 3.950%, due 05/28/24	2.5%
Exxon Mobil Corporation, 3.043%, due 03/01/26	2.5%
U.S. Bancorp, Series MTN, 3.100%, due 04/27/26	2.4%
Microsoft Corporation, 2.400%, due 08/08/26	2.4%
Morgan Stanley, 3.700%, due 10/23/24	2.2%
Charter Communications Operating, LLC, 4.908%, due 07/23/25	2.2%
Bank of America Corporation, 3.970%, due 03/05/29	2.2%

Credit Rating Allocation
S&P Credit Quality	% of Portfolio
AAA	5.6%
AA	11.5%
A	32.4%
BBB	23.3%
BB	18.2%
B	9.0%

4

CINCINNATI ASSET MANAGEMENT FUNDS: BROAD MARKET STRATEGIC INCOME FUND SCHEDULE OF INVESTMENTS November 30, 2018 (Unaudited)
CORPORATE BONDS — 98.4%	Coupon	Maturity	Par Value	Value
Communication Services — 13.1%
AMC Entertainment Holdings, Inc.	5.750%	06/15/25	$67,000	$60,886
CCO Holdings, LLC	5.750%	01/15/24	63,000	63,485
Charter Communications Operating, LLC	4.908%	07/23/25	170,000	169,066
Charter Communications Operating, LLC	4.200%	03/15/28	80,000	74,566
Comcast Corporation	3.150%	03/01/26	115,000	108,148
CSC Holdings, LLC	5.250%	06/01/24	66,000	62,865
Lamar Media Corporation	5.750%	02/01/26	67,000	68,424
Outfront Media Capital, LLC	5.875%	03/15/25	62,000	62,310
Quebecor Media, Inc.	5.750%	01/15/23	61,000	62,586
Qwest Corporation	6.750%	12/01/21	150,000	156,682
T-Mobile USA, Inc.	6.375%	03/01/25	4,000	4,125
T-Mobile USA, Inc.	5.375%	04/15/27	59,000	57,525
Zayo Group, LLC	6.375%	05/15/25	66,000	65,010
				1,015,678
Consumer Discretionary — 7.7%
Ford Motor Company	4.346%	12/08/26	100,000	89,998
Ford Motor Credit Company, LLC	3.815%	11/02/27	150,000	127,108
Penske Auto Group, Inc.	5.375%	12/01/24	60,000	57,225
PulteGroup, Inc.	5.000%	01/15/27	2,000	1,865
QVC, Inc.	4.450%	02/15/25	70,000	66,222
Service Corporation International	7.500%	04/01/27	62,000	67,658
Tenneco, Inc.	5.375%	12/15/24	55,000	49,087
Tenneco, Inc.	5.000%	07/15/26	15,000	12,150
Toll Brothers Finance Corporation	5.625%	01/15/24	21,000	21,131
Toll Brothers Finance Corporation	4.875%	03/15/27	75,000	69,675
United Rentals, Inc.	5.875%	09/15/26	30,000	29,250
				591,369
Consumer Staples — 3.8%
Anheuser-Busch InBev S.A./N.V.	2.625%	01/17/23	100,000	94,453
B&G Foods, Inc.	5.250%	04/01/25	68,000	64,522
Ingles Markets, Inc.	5.750%	06/15/23	66,000	65,835
Spectrum Brands, Inc.	5.750%	07/15/25	70,000	66,588
				291,398
Energy — 4.6%
Cheniere Corpus Christi Holdings, LLC	5.875%	03/31/25	64,000	66,080
Chevron Corporation	2.954%	05/16/26	100,000	94,153
Exxon Mobil Corporation	3.043%	03/01/26	200,000	192,174
				352,407

5

CINCINNATI ASSET MANAGEMENT FUNDS: BROAD MARKET STRATEGIC INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 98.4% (Continued)	Coupon	Maturity	Par Value	Value
Financials — 18.8%
Bank of America Corporation	3.970%	03/05/29	$175,000	$168,464
Bank of New York Mellon Corporation (The)	3.000%	02/24/25	100,000	95,140
Berkshire Hathaway, Inc.	3.125%	03/15/26	125,000	119,399
Branch Banking & Trust Company	3.625%	09/16/25	150,000	145,827
International Lease Finance Corporation	5.875%	08/15/22	150,000	157,321
Morgan Stanley	3.700%	10/23/24	175,000	170,275
PNC Financial Services Group, Inc. (The)	3.900%	04/29/24	150,000	148,762
Progressive Corporation (The)	2.450%	01/15/27	75,000	67,644
SBA Communications Corporation	4.875%	09/01/24	33,000	32,139
State Street Corporation	2.650%	05/19/26	175,000	160,763
U.S. Bancorp, Series MTN	3.100%	04/27/26	200,000	187,349
				1,453,083
Health Care — 4.9%
DaVita HealthCare Partners, Inc.	5.000%	05/01/25	66,000	62,123
Encompass Health Corporation	5.750%	11/01/24	35,000	34,956
Encompass Health Corporation	5.750%	09/15/25	15,000	14,981
HCA Holdings, Inc.	5.375%	02/01/25	36,000	36,315
HCA Holdings, Inc.	5.875%	02/15/26	15,000	15,487
Medtronic, Inc.	3.500%	03/15/25	150,000	147,004
Teleflex, Inc.	4.625%	11/15/27	70,000	66,063
				376,929
Industrials — 15.1%
AECOM	5.125%	03/15/27	75,000	68,494
Arconic, Inc.	6.750%	01/15/28	64,000	62,400
General Dynamics Corporation	2.625%	11/15/27	100,000	91,236
Hawaiian Airlines, Inc., Series 2013-1A	3.900%	01/15/26	56,170	54,911
L-3 Communications Corporation	3.950%	05/28/24	195,000	193,112
Masco Corporation	3.500%	11/15/27	175,000	159,104
TransDigm, Inc.	6.375%	06/15/26	71,000	69,483
Union Pacific Corporation	3.000%	04/15/27	125,000	116,030
United Airlines, Inc., Class A Pass-Through Certificates, Series 2014-2	3.750%	03/03/28	165,868	163,890
United Airlines, Inc., Class B Pass-Through Certificates, Series 2013-1	5.375%	02/15/23	27,222	27,791
United Rentals North America, Inc.	5.500%	05/15/27	35,000	33,119
US Airways, Inc., Pass-Through Certificates, Series 2012-2A	4.625%	12/03/26	119,988	123,303
				1,162,873

6

CINCINNATI ASSET MANAGEMENT FUNDS: BROAD MARKET STRATEGIC INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 98.4% (Continued)	Coupon	Maturity	Par Value	Value
Information Technology — 10.9%
Apple, Inc.	3.250%	02/23/26	$205,000	$197,131
Intel Corporation	3.150%	05/11/27	50,000	47,745
Microsoft Corporation	2.400%	08/08/26	200,000	183,566
Microsoft Corporation	3.300%	02/06/27	50,000	48,732
Oracle Corporation	2.650%	07/15/26	100,000	91,533
salesforce.com, inc.	3.700%	04/11/28	100,000	98,404
Seagate Technology plc	4.750%	01/01/25	66,000	60,963
Visa, Inc.	2.750%	09/15/27	125,000	115,769
				843,843
Materials — 5.4%
Alcoa, Inc.	5.125%	10/01/24	3,000	2,910
Berry Plastics Holding Corporation	5.125%	07/15/23	33,000	32,814
Olin Corporation	5.000%	02/01/30	15,000	13,406
Steel Dynamics, Inc.	5.000%	12/15/26	66,000	63,888
U.S. Concrete, Inc.	6.375%	06/01/24	70,000	66,675
Vulcan Materials Company	3.900%	04/01/27	250,000	235,364
				415,057
Real Estate — 6.1%
American Tower Corporation	3.600%	01/15/28	100,000	92,022
CoreCivic, Inc.	4.750%	10/15/27	70,000	59,412
Equinix, Inc.	5.875%	01/15/26	20,000	20,350
GEO Group, Inc. (The)	6.000%	04/15/26	69,000	61,496
Iron Mountain, Inc.	5.750%	08/15/24	71,000	67,805
Simon Property Group, L.P.	3.750%	02/01/24	150,000	149,065
Simon Property Group, L.P.	3.250%	11/30/26	25,000	23,551
				473,701
Utilities — 8.0%
AES Corporation (The)	5.500%	04/15/25	30,000	30,375
AES Corporation (The)	6.000%	05/15/26	35,000	36,225
American Water Capital Corporation	2.950%	09/01/27	125,000	116,335
AmeriGas Finance, LLC	5.875%	08/20/26	72,000	67,500
Calpine Corporation	5.750%	01/15/25	74,000	68,265
Commonwealth Edison Company	2.950%	08/15/27	250,000	236,597
Suburban Propane Partners, L.P.	5.500%	06/01/24	64,000	60,960
				616,257

Total Investments at Value — 98.4% (Cost $8,006,196)				$7,592,595

Other Assets in Excess of Liabilities — 1.6%				122,667

Net Assets — 100.0%				$7,715,262

See accompanying notes to financial statements.

7

CINCINNATI ASSET MANAGEMENT FUNDS: BROAD MARKET STRATEGIC INCOME FUND STATEMENT OF ASSETS AND LIABILITIES November 30, 2018 (Unaudited)
ASSETS
Investments in securities:
At cost	$8,006,196
At value (Note 2)	$7,592,595
Cash	52,666
Receivable for capital shares sold	250
Receivable from Adviser (Note 4)	17,695
Interest receivable	87,051
Other assets	18,207
Total assets	7,768,464

LIABILITIES
Payable for capital shares redeemed	36,694
Payable to administrator (Note 4)	7,065
Accrued distribution fees (Note 4)	1,019
Other accrued expenses	8,424
Total liabilities	53,202

NET ASSETS	$7,715,262

NET ASSETS CONSIST OF:
Paid-in capital	$8,357,544
Accumulated deficit	(642,282)
NET ASSETS	$7,715,262

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	839,911

Net asset value, offering price and redemption price per share (Note 2)	$9.19

See accompanying notes to financial statements.

8

CINCINNATI ASSET MANAGEMENT FUNDS: BROAD MARKET STRATEGIC INCOME FUND STATEMENT OF OPERATIONS For the Six Months Ended November 30, 2018 (Unaudited)
INVESTMENT INCOME
Interest	$162,366

EXPENSES
Investment advisory fees (Note 4)	30,623
Professional fees	21,765
Fund accounting fees (Note 4)	15,409
Administration fees (Note 4)	15,000
Registration and filing fees	13,275
Pricing fees	11,243
Distribution fees (Note 4)	10,208
Compliance fees (Note 4)	6,000
Transfer agent fees (Note 4)	6,000
Trustees’ fees and expenses (Note 4)	5,364
Custody and bank service fees	3,312
Printing of shareholder reports	2,294
Postage and supplies	1,476
Insurance expense	1,382
Other expenses	4,036
Total expenses	147,387
Less fee waivers and expense reimbursements by the Adviser (Note 4)	(120,847)
Net expenses	26,540

NET INVESTMENT INCOME	135,826

REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
Net realized losses from investment transactions	(23,717)
Net change in unrealized appreciation (depreciation) on investments	(148,273)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(171,990)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(36,164)

See accompanying notes to financial statements.

9

CINCINNATI ASSET MANAGEMENT FUNDS: BROAD MARKET STRATEGIC INCOME FUND STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended November 30, 2018 (Unaudited)	Year Ended May 31, 2018 (a)
FROM OPERATIONS
Net investment income	$135,826	$269,305
Net realized gains (losses) from investment transactions	(23,717)	18,790
Net change in unrealized appreciation (depreciation) on investments	(148,273)	(381,965)
Net decrease in net assets resulting from operations	(36,164)	(93,870)

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(136,982)	(264,070)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	6,214	937,222
Net asset value of shares issued in reinvestment of distributions to shareholders	24,742	55,343
Payments for shares redeemed	(420,333)	(1,106,210)
Net decrease in net assets from capital share transactions	(389,377)	(113,645)

TOTAL DECREASE IN NET ASSETS	(562,523)	(471,585)

NET ASSETS
Beginning of period	8,277,785	8,749,370
End of period	$7,715,262	$8,277,785

CAPITAL SHARE ACTIVITY
Shares sold	674	96,902
Shares reinvested	2,665	5,727
Shares redeemed	(45,679)	(114,137)
Net decrease in shares outstanding	(42,340)	(11,508)
Shares outstanding at beginning of period	882,251	893,759
Shares outstanding at end of period	839,911	882,251

(a)

The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018 (Note 2). For the year ended May 31, 2018, distributions to shareholders consisted of $264,070 from net investment income. As of May 31, 2018, undistributed net investment income was $49,333.

See accompanying notes to financial statements.

10

CINCINNATI ASSET MANAGEMENT FUNDS: BROAD MARKET STRATEGIC INCOME FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Six Months Ended Nov. 30, 2018 (Unaudited)		Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2015	Year Ended May 31, 2014
Net asset value at beginning of period	$9.38		$9.79	$9.68	$10.02	$10.05	$9.94

Income (loss) from investment operations:
Net investment income	0.16		0.30	0.29	0.32	0.33	0.33
Net realized and unrealized gains (losses) on investments	(0.19)		(0.42)	0.11	(0.33)	(0.04)	0.11
Total from investment operations	(0.03)		(0.12)	0.40	(0.01)	0.29	0.44

Less distributions:
From net investment income	(0.16)		(0.29)	(0.29)	(0.33)	(0.32)	(0.33)

Net asset value at end of period	$9.19		$9.38	$9.79	$9.68	$10.02	$10.05

Total return (a)	(0.37	%)(b)	(1.28%)	4.22%	(0.06%)	2.99%	4.68%

Net assets at end of period (000’s)	$7,715		$8,278	$8,749	$7,566	$7,232	$6,407

Ratios/supplementary data:
Ratio of total expenses to average net assets	3.61	%(c)	3.37%	3.41%	3.77%	3.71%	4.53%

Ratio of net expenses to average net assets (d)	0.65	%(c)	0.65%	0.65%	0.65%	0.65%	0.65%

Ratio of net investment income to average net assets (d)	3.33	%(c)	3.08%	3.02%	3.30%	3.35%	3.41%

Portfolio turnover rate	4	%(b)	30%	31%	18%	23%	11%

(a)

Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not waived advisory fees and reimbursed expenses.

(b)	Not annualized.

(c)	Annualized.

(d)	Ratio was determined after advisory fee waivers and expense reimbursements (Note 4).

See accompanying notes to financial statements.

11

CINCINNATI ASSET MANAGEMENT FUNDS:
BROAD MARKET STRATEGIC INCOME FUND
NOTES TO FINANCIAL STATEMENTS
November 30, 2018 (Unaudited)

1. Organization

Cincinnati Asset Management Funds: Broad Market Strategic Income Fund (the “Fund”) is a diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report.

The investment objective of the Fund is to seek to achieve a high level of income consistent with a secondary goal of capital preservation.

2. Significant Accounting Policies

In August 2018, the U.S. Securities and Exchange Commission (the “SEC”) adopted regulations that eliminated or amended disclosure requirements that were redundant or outdated in light of changes in SEC requirements, accounting principles generally accepted in the United States of America (“GAAP”), International Financial Reporting Standards or changes in technology or the business environment. These regulations were effective November 5, 2018, and the Fund is complying with them effective with these financial statements.

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Fund’s significant accounting policies used in preparation of its financial statements. These policies are in conformity with GAAP.

New Accounting Pronouncements – In March 2017, FASB issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. ASU 2017-08 does not require an accounting change for securities held at a discount, which continue to accrete to maturity. ASU 2017-08 is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying ASU 2017-08.

In August 2018, FASB issued Accounting Standards Update 2018-13 (“ASU 2018-13”), “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC Topic 820 (“ASC 820”), “Fair Value Measurement.” ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration when evaluating disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted and the Fund has adopted ASU 2018-13 with these financial statements.

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CINCINNATI ASSET MANAGEMENT FUNDS: BROAD MARKET STRATEGIC INCOME FUND NOTES TO FINANCIAL STATEMENTS (Continued)

Securities valuation – The Fund’s fixed income securities are typically valued using prices provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”). The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities in determining these prices. The methods used by the independent pricing service and the quality of valuations so established are reviewed by Cincinnati Asset Management, Inc. (the “Adviser”), under the general supervision of the Board. Securities for which market valuations are not provided by the independent pricing service, or for which valuations are considered to be unreliable, are valued at fair value as determined in good faith under procedures adopted by the Board.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

Corporate bonds are classified as Level 2 since values are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities, and interest rates, among other factors. The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2018:

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$7,592,595	$—	$7,592,595

Refer to the Fund’s Schedule of Investments for a listing of investments by sector type. As of November 30, 2018, the Fund did not hold derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3).

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CINCINNATI ASSET MANAGEMENT FUNDS: BROAD MARKET STRATEGIC INCOME FUND NOTES TO FINANCIAL STATEMENTS (Continued)

Share valuation – The net asset value (“NAV”) per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the NAV per share.

Investment income – Interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are accreted or amortized using the effective interest method. Dividend income is recorded on the ex-dividend date.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Fund and other series of the Trust based on the relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders – Dividends from net investment income are declared and paid quarterly to shareholders. Net realized capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of the Fund’s distributions during the periods ended November 30, 2018 and May 31, 2018 was ordinary income. On December 31, 2018, the Fund paid an ordinary income dividend of $0.0845 per share to shareholders of record on December 28, 2018.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

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CINCINNATI ASSET MANAGEMENT FUNDS: BROAD MARKET STRATEGIC INCOME FUND NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis for each item as of November 30, 2018:

Tax cost of portfolio investments	$8,006,196
Gross unrealized appreciation	$10,724
Gross unrealized depreciation	(424,325)
Net unrealized depreciation	(413,601)
Accumulated ordinary income	48,416
Capital loss carryforwards	(253,141)
Other losses	(23,956)
Accumulated deficit	$(642,282)

As of May 31, 2018, the Fund had short-term capital loss carryforwards of $80,562 and long-term capital loss carryforwards of $172,579. These capital loss carryforwards, which do not expire, may be utilized in the current and future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for the current and all open tax years (generally three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Fund identifies its major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the six months ended November 30, 2018, cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $283,938 and $672,226, respectively.

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Fund’s investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser an advisory fee, computed and accrued daily and paid monthly, at the annual rate of 0.75% of its average daily net assets.

Pursuant to an expense limitation agreement between the Fund and the Adviser, the Adviser has contractually agreed until October 1, 2019 to waive investment advisory fees and reimburse other operating expenses to the extent necessary to limit total annual operating expenses (exclusive of brokerage costs; taxes; interest; borrowing costs such as interest and dividend expenses on securities sold short; costs to reorganize the Fund; acquired fund fees

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CINCINNATI ASSET MANAGEMENT FUNDS: BROAD MARKET STRATEGIC INCOME FUND NOTES TO FINANCIAL STATEMENTS (Continued)

and expenses; extraordinary expenses such as litigation and merger or organization costs, and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 0.65% of the Fund’s average daily net assets. Accordingly, the Adviser waived all of its advisory fees and, in addition, reimbursed other operating expenses totaling $90,224 during the six months ended November 30, 2018.

DISTRIBUTION PLAN

The Fund has adopted a distribution plan, pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Rule 12b-1 Plan”), pursuant to which the Fund may incur certain costs for distribution and/or shareholder servicing fees not to exceed 0.25% per annum of the Fund’s average daily net assets. During the six months ended November 30, 2018, the Fund incurred $10,208 in distribution and servicing fees under the Rule 12b-1 Plan.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Fund’s portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

Certain officers and a Trustee of the Trust are also officers of Ultimus and the Distributor.

TRUSTEE COMPENSATION

Effective August 1, 2018, each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) receives a $1,300 annual retainer from the Fund, paid quarterly, except for the Board Chairperson who receives a $1,500 annual retainer from the Fund, paid quarterly. Each Independent Trustee also receives from the Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses. Prior to August 1, 2018, each Independent Trustee received a $1,000 annual retainer from the Fund, paid quarterly, except for the Board Chairperson who received a $1,200 annual retainer from the Fund, paid quarterly. Each Independent Trustee also received from the Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses.

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CINCINNATI ASSET MANAGEMENT FUNDS: BROAD MARKET STRATEGIC INCOME FUND NOTES TO FINANCIAL STATEMENTS (Continued)

PRINCIPAL HOLDER OF FUND SHARES

As of November 30, 2018, the following shareholder owned of record 25% or more of the outstanding shares of the Fund:

Name of Record Owner	% Ownership
Cincinnati Asset Management, Inc.	86%

A beneficial owner of 25% or more of the Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

6. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events other than the ordinary income dividend paid on December 31, 2018, as noted in Note 2 and the following:

Liquidation of the Fund

At a meeting of the Trust’s Board of Trustees (the “Board”) held on January 22-23, 2019, the Board, in consultation with the Fund’s investment adviser, determined that it was in the best interest of the Fund and its shareholders to discontinue the Fund’s operations and to liquidate and close the Fund. All outstanding shares of the Fund will be redeemed on or before February 25, 2019.

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CINCINNATI ASSET MANAGEMENT FUNDS: BROAD MARKET STRATEGIC INCOME FUND ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (June 1, 2018) and held until the end of the period (November 30, 2018).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

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CINCINNATI ASSET MANAGEMENT FUNDS: BROAD MARKET STRATEGIC INCOME FUND ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

More information about the Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,003.70	$3.26
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.81	$3.29

*

Expenses are equal to the Fund’s annualized net expense ratio of 0.65% for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1128, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1128, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-866-738-1128. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov.

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CUSTOMER PRIVACY NOTICE

FACTS	WHAT DOES THE CINCINNATI ASSET MANAGEMENT FUNDS: BROAD MARKET STRATEGIC INCOME FUND (the “Fund”) DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ Assets

■ Retirement Assets

■ Transaction History

■ Checking Account Information

■ Purchase History

■ Account Balances

■ Account Transactions

■ Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-866-738-1128

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Who we are
Who is providing this notice?	Cincinnati Asset Management Funds: Broad Market Strategic Income Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

■ Open an account

■ Provide account information

■ Give us your contact information

■ Make deposits or withdrawals from your account

■ Make a wire transfer

■ Tell us where to send the money

■ Tell us who receives the money

■ Show your government-issued ID

■ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■ Affiliates from using your information to market to you

■ Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■ Cincinnati Asset Management, Inc., the investment adviser to the Fund, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ The Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Fund does not jointly market.

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WAVELENGTH

FUNDS

Semi-Annual Report

November 30, 2018 (Unaudited)

WAVELENGTH INTEREST RATE NEUTRAL FUND

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 1-866-896-9292 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-866-896-9292. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held with the Fund complex or at your financial intermediary.

WAVELENGTH INTEREST RATE NEUTRAL FUND
LETTER TO SHAREHOLDERS (Unaudited)	January 2019

Dear Fellow Shareholders:

Since our last shareholder letter, late cycle dynamics in the economy grew more pronounced and combined with geopolitical tensions to produce heightened volatility in markets. In this environment of increased risks, financial assets came under pressure and a strategic balance to potential economic outcomes was critical.

What follows is designed to provide a context for returns that fosters a deeper understanding of the investment process that supports them. By doing so we hope to build on the partnership your investment creates.

PERFORMANCE SUMMARY

For the six months ended November 30, 2018, the Wavelength Interest Rate Neutral Fund (the “Fund”) delivered a return of -0.30% versus a benchmark return of +1.02% for the S&P / BGCantor 0-3 Month US Treasury Bill Index (which seeks to represent the return from not taking risk in financial markets). These results were within targeted risk parameters and the Fund managed downside risk in line with investment objectives.

WAVELENGTH PHILOSOPHY

We believe that macroeconomic conditions drive asset prices and central banks use interest rates to manage macroeconomic conditions. Based on this fundamental logic, we seek to build a portfolio that is hedged to changes in interest rates by balancing investment exposure between instruments we expect to outperform in rising and falling macroeconomic conditions.

INVESTMENT ENVIRONMENT

As an extension of our investment philosophy we believe that changing expectations for growth and inflation drive investment decisions, which in turn drive market prices. Since our last letter, growth and inflation surprises faded into negative territory and a wider set of potential outcomes for the economy impacted asset prices.

The six months through November began with instability for Italian government bonds and rising uncertainty around US trade policies. Geopolitical tensions continued to drive markets throughout the summer, and this theme was punctuated by crises in Turkey and Argentina. These factors drove many investors to cash positions on the sidelines and led to heightened volatility across markets.

Changing expectations around the Federal Reserve’s hiking cycle added to pressure on financial assets which recalibrated to a new set of expectations for lower economic growth. Heading into the fourth quarter, a disconnect grew between markets and monetary policy, and tensions over a potential trade war with China came to a head. In this context, the risk of an economic slowdown was repriced meaningfully, and cash levels increased further while investors sought clarity.

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PERFORMANCE DISCUSSION

Over the period, the Fund delivered relatively flat results in the face of meaningful headwinds for fixed income. In this context, the Barclays Global Aggregate Bond Index suffered a loss of -2.16% for the six months ending in November 2018, as bond markets across the globe were under pressure. The Fund’s portfolio navigated these risks by design and was able to minimize downside in an environment of heightened volatility.

The summer months began with outperformance for the Fund, which managed downside risk amidst a sell-off for government bonds. The portfolio benefited from exposure to high yield corporate credit and inflation-linked bonds, as breakeven inflation trended higher in the US. Treasury exposures contributed negatively which limited upside but added balance to returns, providing a hedge to changing expectations for growth.

In July, there was a rotation toward previously out-of-favor assets and the Fund capitalized on this with profits from emerging market debt and convertible bonds. US Treasury exposures added to positive returns in August while rising tensions led to lower expectations for growth. As the quarter came to a close, emerging market debt rebounded strongly, driving portfolio performance amidst negative contributions from government and inflation-linked bonds.

Entering the fourth quarter, markets came under pressure and portfolio risk was reduced. Both stocks and bonds suffered in this context, with the Nasdaq Composite Index losing -9.16% which was its worst loss since 2008. Negative contributions in the portfolio came from convertible bonds and high yield corporate credit, while downside was limited by 2-year and 5-year US Treasuries which delivered during a widespread sell-off for financial assets.

Volatility remained high in November and the Fund’s portfolio navigated these conditions profitably by dynamically increasing 5-year, 10-year and 30-year US Treasury exposures due to factors of carry, momentum and value. Profits were limited by negative contributions from high yield corporate credit and these exposures were reduced in favor of markets offering better prospective risk-adjusted returns moving forward.

OUTLOOK

The Fund’s portfolio has recalibrated to new risks for markets and uncertain conditions for the economy. Late cycle dislocations offer an attractive opportunity set for the Fund, as our investment process is designed to monetize these amidst changing expectations. In this context, exposure is balanced across potential outcomes for growth and inflation, and the portfolio is positioned for cash to be redeployed as the trajectory for Fed policy becomes clear.

Thank you for your trust and commitment through investment.

Sincerely,

Andrew Dassori

Founding Partner & Chief Investment Officer
Wavelength Capital Management

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Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-866-896-9292.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please visit our website at www.wavelengthfunds.com or call 1-866-896-9292 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time and may no longer be held by the Fund. For a complete list of securities held by the Fund as of November 30, 2018, please see the Schedule of Investments section of the Semi-Annual Report. The opinions of the Adviser with respect to those securities may change at any time.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Fund and the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements include, without limitation, general economic conditions, such as inflation, recession, and interest rates. Past performance is not a guarantee of future results.

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WAVELENGTH INTEREST RATE NEUTRAL FUND
PORTFOLIO INFORMATION
November 30, 2018 (Unaudited)

Portfolio Allocation (% of Net Assets)

Top 10 Equity Holdings

Security Description	% of Net Assets
iShares TIPS Bond ETF	19.5%
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	9.1%
SPDR Bloomberg Barclays Convertible Securities ETF	8.8%
Vanguard Emerging Markets Government Bond ETF	8.6%
Invesco Senior Loan ETF	8.3%
iShares National Muni Bond ETF	4.2%
iShares J.P. Morgan USD Emerging Markets Bond ETF	4.1%
VanEck Vectors Emerging Markets High Yield Bond ETF	4.0%
Vanguard Short-Term Inflation-Protected Securities ETF	3.8%
iShares iBoxx $ High Yield Corporate Bond ETF	3.8%

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WAVELENGTH INTEREST RATE NEUTRAL FUND SCHEDULE OF INVESTMENTS November 30, 2018 (Unaudited)
EXCHANGE-TRADED FUNDS — 79.9%	Shares	Value
Emerging Markets Debt — 18.0%
Invesco Emerging Markets Sovereign Debt ETF	21,392	$555,336
iShares J.P. Morgan USD Emerging Markets Bond ETF	19,003	1,970,421
VanEck Vectors Emerging Markets High Yield Bond ETF	85,449	1,922,901
Vanguard Emerging Markets Government Bond ETF	55,445	4,106,257
		8,554,915
Real Estate Investment Trusts (REITs) — 0.5%
Vanguard Real Estate ETF	3,100	254,138

U.S. Fixed Income — 61.4%
Invesco Senior Loan ETF	174,739	3,959,586
iShares iBoxx $ High Yield Corporate Bond ETF	21,520	1,799,072
iShares National Muni Bond ETF	18,700	2,020,348
iShares TIPS Bond ETF	85,108	9,299,751
SPDR Bloomberg Barclays Convertible Securities ETF	81,437	4,189,934
SPDR Bloomberg Barclays High Yield Bond ETF	33,933	1,178,493
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	162,409	4,354,185
Vanguard Mortgage-Backed Securities ETF	11,794	600,433
Vanguard Short-Term Inflation-Protected Securities ETF	38,019	1,831,755
		29,233,557

Total Exchange-Traded Funds (Cost $39,194,080)		$38,042,610

MONEY MARKET FUNDS — 16.8%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 2.10% (a)	4,591,249	$4,591,249
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Shares, 2.13% (a)	3,398,296	3,398,296
Total Money Market Funds (Cost $7,989,545)		$7,989,545

Total Investments at Value — 96.7% (Cost $47,183,625)		$46,032,155

Other Assets in Excess of Liabilities — 3.3%		1,592,597

Net Assets — 100.0%		$47,624,752

(a)	The rate shown is the 7-day effective yield as of November 30, 2018.

See accompanying notes to financial statements.

5

WAVELENGTH INTEREST RATE NEUTRAL FUND SCHEDULE OF FUTURES CONTRACTS November 30, 2018 (Unaudited)
FUTURES CONTRACTS	Contracts	Expiration Date	Notional Value	Value/Unrealized Appreciation (Depreciation)
Commodity Futures
COMEX miNY Gold Future	2	01/29/2019	$122,750	$(216)

Index Futures
E-Mini Dow CBOT DJIA Future	6	12/21/2018	764,790	6,023
E-Mini Nasdaq 100 Future	6	12/21/2018	833,640	33,427
E-Mini S&P 500 Future	6	12/21/2018	827,625	22,663
Total Index Futures			2,426,055	62,113

Treasury Futures
10-Year U.S. Treasury Note Future	31	03/20/2019	3,704,500	12,934
2-Year U.S. Treasury Note Future	23	03/29/2019	4,853,000	498
5-Year U.S. Treasury Note Future	63	03/29/2019	7,118,015	2,865
U.S. Treasury Long Bond Future	11	03/20/2019	1,540,344	7,857
Total Treasury Futures			17,215,859	24,154

Total Futures Contracts			$19,764,664	$86,051

FUTURES CONTRACTS SOLD SHORT	Contracts	Expiration Date	Notional Value	Value/Unrealized Appreciation
Commodity Futures
E-Mini Silver Future	2	12/27/2018	$70,688	$403

The average monthly notional value of futures contracts and futures contracts sold short during the six months ended November 30, 2018 was $13,590,815 and ($418,320), respectively.

See accompanying notes to financial statements.

6

WAVELENGTH INTEREST RATE NEUTRAL FUND STATEMENT OF ASSETS AND LIABILITIES November 30, 2018 (Unaudited)
ASSETS
Investments in securities:
At cost	$47,183,625
At value (Note 2)	$46,032,155
Margin deposits for futures contracts (Note 2)	1,389,182
Variation margin receivable (Notes 2 and 5)	28,170
Receivable for investment securities sold	252,444
Dividends and interest receivable	15,463
Other assets	18,571
Total assets	47,735,985

LIABILITIES
Variation margin payable (Notes 2 and 5)	199
Payable for investment securities purchased	81,698
Payable to Adviser (Note 4)	14,494
Payable to administrator (Note 4)	9,355
Other accrued expenses	5,487
Total liabilities	111,233

NET ASSETS	$47,624,752

NET ASSETS CONSIST OF:
Paid-in capital	$48,788,027
Accumulated deficit	(1,163,275)
NET ASSETS	$47,624,752

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	4,847,647

Net asset value, offering price and redemption price per share (Note 2)	$9.82

See accompanying notes to financial statements.

7

WAVELENGTH INTEREST RATE NEUTRAL FUND STATEMENT OF OPERATIONS For the Six Months Ended November 30, 2018 (Unaudited)
INVESTMENT INCOME
Dividends	$851,868
Interest	4,741
Total investment income	856,609

EXPENSES
Investment advisory fees (Note 4)	234,158
Administration fees (Note 4)	24,656
Professional fees	20,156
Fund accounting fees (Note 4)	17,468
Registration and filing fees	9,440
Transfer agent fees (Note 4)	9,000
Compliance fees (Note 4)	6,439
Printing of shareholder reports	5,486
Trustees' fees and expenses (Note 4)	5,364
Custody and bank service fees	5,014
Postage and supplies	1,915
Insurance expense	1,537
Other expenses	4,250
Total expenses	344,883
Less fee reductions by the Adviser (Note 4)	(100,865)
Net expenses	244,018

NET INVESTMENT INCOME	612,591

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FUTURES CONTRACTS
Net realized gains (losses) from:
Investments	(120,012)
Futures contracts (Note 5)	239,561
Net change in unrealized appreciation (depreciation) on:
Investments	(834,262)
Futures contracts (Note 5)	(5,494)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS AND FUTURES CONTRACTS	(720,207)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(107,616)

See accompanying notes to financial statements.

8

WAVELENGTH INTEREST RATE NEUTRAL FUND STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended November 30, 2018 (Unaudited)	Year Ended May 31, 2018(a)
FROM OPERATIONS
Net investment income	$612,591	$678,248
Net realized gains (losses) from:
Investments	(120,012)	12,427
Futures contracts (Note 5)	239,561	320,657
Net change in unrealized appreciation (depreciation) on:
Investments	(834,262)	(674,241)
Futures contracts (Note 5)	(5,494)	71,930
Net increase (decrease) in net assets resulting from operations	(107,616)	409,021

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(600,818)	(587,556)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	2,937,387	27,939,934
Net asset value of shares issued in reinvestment of distributions to shareholders	415,499	535,880
Payments for shares redeemed	(3,453,504)	(1,254,401)
Net increase (decrease) in net assets from capital share transactions	(100,618)	27,221,413

TOTAL INCREASE (DECREASE) IN NET ASSETS	(809,052)	27,042,878

NET ASSETS
Beginning of period	48,433,804	21,390,926
End of period	$47,624,752	$48,433,804

CAPITAL SHARE ACTIVITY
Shares sold	293,938	2,790,300
Shares issued in reinvestment of distributions to shareholders	41,710	53,631
Shares redeemed	(348,006)	(125,177)
Net increase (decrease) in shares outstanding	(12,358)	2,718,754
Shares outstanding at beginning of period	4,860,005	2,141,251
Shares outstanding at end of period	4,847,647	4,860,005

(a)

The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018 (Note 2). For the year ended May 31, 2018, distributions to shareholders consisted of $587,556 from net investment income. As of May 31, 2018, undistributed net investment income was $157,095.

See accompanying notes to financial statements.

9

WAVELENGTH INTEREST RATE NEUTRAL FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Six Months Ended Nov. 30, 2018 (Unaudited)		Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2015	Period Ended May 31, 2014 (a)
Net asset value at beginning of period	$9.97		$9.99	$9.54	$10.09	$10.38	$10.00

Income (loss) from investment operations:
Net investment income	0.12		0.22	0.20	0.21	0.23	0.10
Net realized and unrealized gains (losses) on investments and futures contracts	(0.15)		(0.03)	0.45	(0.56)	(0.25)	0.36
Total from investment operations	(0.03)		0.19	0.65	(0.35)	(0.02)	0.46

Less distributions:
Distributions from net investment income	(0.12)		(0.21)	(0.20)	(0.20)	(0.23)	(0.07)
Distributions from net realized gains	—		—	—	—	(0.04)	(0.01)
Total distributions	(0.12)		(0.21)	(0.20)	(0.20)	(0.27)	(0.08)

Net asset value at end of period	$9.82		$9.97	$9.99	$9.54	$10.09	$10.38

Total return (b)	(0.30	%)(c)	1.95%	6.83%	(3.37%)	(0.17%)	4.62	%(c)

Net assets at end of period (000's)	$47,625		$48,434	$21,391	$16,761	$17,815	$4,717

Ratios/supplementary data:
Ratio of total expenses to average net assets (d)	1.40	%(e)	1.55%	1.85%	2.00%	2.19%	4.42	%(e)
Ratio of net expenses to average net assets (d) (f)	0.99	%(e)	0.99%	0.99%	0.99%	0.99%	0.99	%(e)
Ratio of net investment income to average net assets (f) (g)	2.49	%(e)	2.17%	2.01%	2.16%	2.52%	1.55	%(e)
Portfolio turnover rate	15	%(c)	9%	53%	103%	107%	114	%(c)

(a)	Represents the period from the commencement of operations (September 30, 2013) through May 31, 2014.
(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses.

(c)	Not annualized.
(d)	The ratios of expenses to average net assets do not reflect the Fund’s proportionate share of expenses of the underlying investment companies in which the Fund invests.
(e)	Annualized.
(f)	Ratio was determined after advisory fee reductions and/or expense reimbursements (Note 4).
(g)	Recognition of net investment income by the Fund is affected by the timing of the declarations of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

10

WAVELENGTH INTEREST RATE NEUTRAL FUND
NOTES TO FINANCIAL STATEMENTS
November 30, 2018 (Unaudited)

1. Organization

Wavelength Interest Rate Neutral Fund (the “Fund”) is a diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report.

The investment objective of the Fund is to seek total return.

2. Significant Accounting Policies

In August 2018, the U.S. Securities and Exchange Commission (the “SEC”) adopted regulations that eliminated or amended disclosure requirements that were redundant or outdated in light of changes in SEC requirements, accounting principles generally accepted in the United States of America (“GAAP”), International Financial Reporting Standards or changes in technology or the business environment. These regulations were effective November 5, 2018, and the Fund is complying with them effective with these financial statements.

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Fund’s significant accounting policies used in the preparation of its financial statements. These policies are in conformity with GAAP.

New Accounting Pronouncement – In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC Topic 820 (“ASU 820”), “Fair Value Measurement.” ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration when evaluating disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted and the Fund has adopted ASU 2018-13 with these financial statements.

Securities and futures valuation – The Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open. Exchange-traded funds (“ETFs”) are valued at the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. Investments representing shares of money market funds and other open-end investment companies, except for ETFs, are valued at their net asset value (“NAV”) as reported by such companies. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. The Fund values its exchange-traded futures contracts at their last sale price as of the close of regular

11

WAVELENGTH INTEREST RATE NEUTRAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

trading on the NYSE. Prices for these futures contracts are monitored daily by Wavelength Capital Management, LLC (the “Adviser”) until the close of regular trading to determine if fair valuation is required.

When using a quoted price and when the market for the security is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value pursuant to the procedures adopted by and under the general supervision of the Trust’s Board of Trustees (the “Board”). Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments as of November 30, 2018:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Exchange-Traded Funds	$38,042,610	$—	$—	$38,042,610
Money Market Funds	7,989,545	—	—	7,989,545
Total	$46,032,155	$—	$—	$46,032,155
Other Financial Instruments
Futures Contracts	$86,051	$—	$—	$86,051
Futures Contracts Sold Short	403	—	—	403
Total	$86,454	$—	$—	$86,454

12

WAVELENGTH INTEREST RATE NEUTRAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

As of November 30, 2018, the Fund did not have any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3).

Share valuation – The NAV per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the NAV per share.

Investment income – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on the relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders – The Fund will distribute to shareholders any net investment income on a quarterly basis and any net realized capital gains at least annually. The amount of such dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid during the periods ended November 30, 2018 and May 31, 2018 was ordinary income. On December 31, 2018, the Fund paid an ordinary income dividend of $0.1113 per share to shareholders of record on December 28, 2018.

Futures contracts – The Fund uses futures contracts to gain exposure to or to hedge against changes in the value of equities, real estate, interest rates or commodities. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. When the Fund purchases or sells a futures contract, no price is paid to or received by the Fund. Instead, the Fund is required to deposit in a segregated asset account an amount of cash or qualifying securities currently ranging from 2% to 10% of the contract amount. This is called the “initial margin deposit.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying asset. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. If market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The margin deposits for futures contracts and the variation margin payable are reported on the Statement of Assets and Liabilities.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

13

WAVELENGTH INTEREST RATE NEUTRAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Federal income tax – The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of November 30, 2018:

Tax cost of portfolio investments	$47,417,725
Gross unrealized appreciation	$147,634
Gross unrealized depreciation	(1,533,204)
Net unrealized depreciation	(1,385,570)
Accumulated ordinary income	168,868
Capital loss carryforward	(55,633)
Other gains	109,060
Total accumulated deficit	$(1,163,275)

The value of the federal income tax cost of portfolio investments may temporarily differ from the financial statement cost. This book/tax difference is due to the recognition of capital gains or losses under income tax regulations and GAAP, primarily the tax deferral of losses on wash sales and the tax treatment of realized and unrealized gains and losses on futures contracts.

As of May 31, 2018, the Fund had short-term capital loss carryforwards of $55,633 for federal income tax purposes. These capital loss carry forwards, which do not expire, may be utilized in the current and future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for the current and all open tax years (generally three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Fund identifies its major tax jurisdiction as U.S. Federal.

14

WAVELENGTH INTEREST RATE NEUTRAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

3. Investment Transactions

During the six months ended November 30, 2018, cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $8,028,678 and $5,784,357, respectively.

4. Transactions with Related Parties

On August 1, 2018, Wavelength Capital Management, LLC (the “Adviser”) closed a transaction (the “Transaction”) under which MANG Investments LLC (“MANG”) acquired an additional 30% interest in the Adviser, adding to its previous 20% ownership interest, to own 50% of the Adviser’s voting equity. MANG is a wholly owned subsidiary of LVS Partners Limited, a Cayman Limited Company.

The Transaction was deemed to be a change in control, and therefore an “assignment” under the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund’s previous investment advisory agreement (the “Previous Investment Advisory Agreement”) and resulted in its automatic termination. An interim investment advisory agreement (the “Interim Investment Advisory Agreement”) and a new investment advisory agreement (the “Current Investment Advisory Agreement”), each with the Adviser and each with substantially the same terms as the previous agreement, except for the start and end date of the agreements and, were approved by the Trust’s Board of Trustees at a meeting held on July 23-24, and the Current Investment Advisory Agreement was submitted to the Fund’s shareholders for approval on September 11, 2018.

PREVIOUS INVESTMENT ADVISORY AGREEMENT

Prior to August 1, 2018, the Fund’s investments were managed by the Adviser pursuant to the terms of the Previous Investment Advisory Agreement. Under the Previous Investment Advisory Agreement, the Fund paid the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at the annual rate of 0.95% of its average daily net assets.

Pursuant to an Expense Limitation Agreement between the Fund and the Adviser (the “Previous ELA”), the Adviser had agreed, until October 1, 2019, to reduce its investment advisory fees and reimburse other expenses to limit total annual operating expenses (exclusive of brokerage costs; taxes; interest; borrowing costs such as interest and dividends expenses on securities sold short; acquired fund fees and expenses; extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 0.99% of the Fund’s average daily net assets.

INTERIM INVESTMENT ADVISORY AGREEMENT

Prior to October 29, 2018, the Fund’s investments were managed by the Adviser pursuant to the terms of an Interim Investment Advisory Agreement. Under the Interim Investment Advisory Agreement, the Fund paid the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at the annual rate of 0.95% of its average daily net assets.

15

WAVELENGTH INTEREST RATE NEUTRAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Pursuant to an Interim Expense Limitation Agreement between the Fund and the Adviser (the “Interim ELA”), the Adviser has agreed, until October 1, 2019, to reduce its investment advisory fees and reimburse other expenses to limit total annual operating expenses (exclusive of brokerage costs; taxes; interest; borrowing costs such as interest and dividends expenses on securities sold short; acquired fund fees and expenses; extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 0.99% of the Fund’s average daily net assets.

CURRENT INVESTMENT ADVISORY AGREEMENT

The Fund’s investments are managed by the Adviser pursuant to the terms of a Current Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at the annual rate of 0.95% of its average daily net assets.

Pursuant to an Expense Limitation Agreement between the Fund and the Adviser (the “Current ELA”), the Adviser has agreed, until October 1, 2019, to reduce its investment advisory fees and reimburse other expenses to limit total annual operating expenses (exclusive of brokerage costs; taxes; interest; borrowing costs such as interest and dividends expenses on securities sold short; acquired fund fees and expenses; extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 0.99% of the Fund’s average daily net assets.

Accordingly, under each of the Previous ELA, the Interim ELA, and the Current ELA, the Adviser, reduced its investment advisory fees in the aggregate amount of $100,865 during the period ended November 30, 2018.

Under the terms of the Previous ELA, the Interim ELA, and the Current ELA, investment advisory fee reductions and expense reimbursements by the Adviser are subject to recoupment by the Adviser for a period of three years after such fees and expenses were incurred, provided that the recoupments do not cause total annual operating expenses of the Fund to exceed the lesser of (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. As of November 30, 2018, the Adviser may seek recoupment of investment advisory fee reductions and expense reimbursements in the amount of $519,294 no later than the dates as stated below:

May 31, 2019	May 31, 2020	May 31, 2021	November 30, 2021	Total
$81,190	$161,894	$175,345	$100,865	$519,294

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Fund’s portfolio securities.

16

WAVELENGTH INTEREST RATE NEUTRAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as the principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

Certain officers and a Trustee of the Trust are also officers of Ultimus and the Distributor.

TRUSTEE COMPENSATION

Effective August 1, 2018, each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) receives a $1,300 annual retainer from the Fund, paid quarterly, except for the Board Chairperson who receives a $1,500 annual retainer from the Fund, paid quarterly. Each Independent Trustee also receives from the Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses. Prior to August 1, 2018, each Independent Trustee received a $1,000 annual retainer from the Fund, paid quarterly, except for the Board Chairperson who received a $1,200 annual retainer from the Fund, paid quarterly. Each Independent Trustee also received from the Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses.

PRINCIPAL HOLDERS OF FUND SHARES

As of November 30, 2018, the following shareholders owned of record 25% or more of the outstanding shares of the Fund:

Name of Record Owner	% Ownership
National Financial Services, LLC (for the benefit of its customers)	32%
Interactive Brokers, LLC (for the benefit of its customers)	28%

A shareholder owning of record or beneficially 25% or more of the Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5. Derivatives Transactions

The Fund’s positions in derivative instruments as of November 30, 2018 are recorded in the following location in the Statement of Assets and Liabilities:

Derivative Investment Type	Location
Futures contracts	Variation margin receivable/payable

17

WAVELENGTH INTEREST RATE NEUTRAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The following table sets forth the values of variation margin of the Fund as of November 30, 2018:

	Variation Margin
Type of Derivative and Risk	Receivable	(Payable)	Total
Asset Derivatives
Futures contracts
Commodity	$—	$(84)	$(84)
Index	11,858	(115)	11,743
Treasury	15,880	—	15,880
Total Asset Derivatives	$27,738	$(199)	$27,539
Liability Derivatives
Futures contracts
Commodity	$432	$—	$432
Total Liability Derivatives	$432	$—	$432
Total	$28,170	$(199)	$27,971

The Fund’s transactions in derivative instruments during the six months ended November 30, 2018 are recorded in the following locations in the Statement of Operations:

Derivative Investment Type	Location
Futures contracts	Net realized gains (losses) from futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts

The following is a summary of the Fund’s net realized gains (losses) and net change in unrealized appreciation (depreciation) on derivative instruments recognized in the Statement of Operations during the six months ended November 30, 2018:

Type of Derivative and Risk	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation (Depreciation)
Futures contracts
Commodity	$(322)	$(928)
Index	221,370	(29,228)
Treasury	18,513	24,662
Total	$239,561	$(5,494)

In the ordinary course of business, the Fund may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset any exposure to a specific

18

WAVELENGTH INTEREST RATE NEUTRAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral securities and securities collateral on a counterparty basis.

As of November 30, 2018, the offsetting of financial assets and derivative assets is as follows:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Assets Presented in Statements of Assets and Liabilities	Collateral Pledged*	Net Amount
Variation margin payable - futures contracts	$—	$(199)	$(199)	$199	$—
Variation margin receivable - futures contracts	27,738	—	27,738	—	27,738
Total subject to a master netting or similar arrangement	$27,738	$(199)	$27,539	$199	$27,738

*	The amount is limited to the net amounts of financial assets and accordingly does not include excess collateral pledged.

As of November 30, 2018, the offsetting of financial liabilities and derivative liabilities is as follows:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Assets Presented in Statements of Assets and Liabilities	Collateral Pledged	Net Amount
Variation margin receivable - futures contracts	$432	$—	$432	$—	$432
Total subject to a master netting or similar arrangement	$432	$—	$432	$—	$432

6. Certain Investments and Risks

The securities in which the Fund invests, as well as the risks associated with these securities, are described in the Fund’s prospectus. Among these risks are those associated with investments in shares of ETFs. ETFs issue their shares to authorized participants in return

19

WAVELENGTH INTEREST RATE NEUTRAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

for a specific basket of securities. The authorized participants then sell the ETF’s shares on the secondary market. In other words, ETF shares are traded on a securities exchange based on their market value. Investments in ETFs are subject to the risk that the ETF’s shares may trade at a premium (creating the risk that the Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risk that the Fund receives less than NAV when selling an ETF) to the ETF’s NAV. Investments in ETFs are also subject to index-tracking risk because the total return generated by the securities will be reduced by transaction costs and expenses not incurred by the indices. Certain securities comprising the index tracked by an ETF may, from time to time, temporarily be unavailable, which may further impede the ETF’s ability to track its applicable index or match the index’s performance. To the extent that the Fund invests in an ETF, the Fund incurs additional expenses because the Fund bears its pro-rata portion of such ETF’s advisory fees and operational expenses. Finally, ETF shares are also subject to the risks applicable to the underlying basket of securities. As of November 30, 2018, the Fund had 79.9% of the value of its net assets invested in ETFs.

7. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events other than the ordinary income dividend paid on December 31, 2018, as discussed in Note 2.

20

WAVELENGTH INTEREST RATE NEUTRAL FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (June 1, 2018) and held until the end of the period (November 30, 2018).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

21

WAVELENGTH INTEREST RATE NEUTRAL FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

More information about the Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Expenses Paid During Period*
Based on Actual Fund Return	$ 1,000.00	$ 997.00	$ 4.96
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,020.10	$ 5.01

*

Expenses are equal to the Fund’s annualized net expense ratio of 0.99% for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-896-9292, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-896-9292, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-866-896-9292. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov.

22

WAVELENGTH INTEREST RATE NEUTRAL FUND
SUBMISSION OF MATTERS TO A VOTE OF
SECURITY HOLDERS

On October 29, 2018 a Special Meeting of Shareholders of the Wavelength Interest Rate Neutral Fund (the “Fund”), a series of the Ultimus Managers Trust (the “Trust”), was held for the purpose of voting on the following Proposal:

Proposal 1: To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Wavelength Capital Management, LLC.

A total of 5,014,409 shares of the Fund were entitled to vote on the Proposal. A total of 2,507,205 shares constitute a quorum of voters for the purposes of the Proposal. A total of 2,564,616 shares were voted, representing 51.14% of total shares.

Shareholders of record on August 23, 2018 voted to approve the new investment advisory agreement. The votes cast with respect to Proposal 1 were as follows:

	Number of Shares
	For	Against	Withheld
Proposal 1	2,564,616	0	0

23

WAVELENGTH INTEREST RATE NEUTRAL FUND
DISCLOSURE REGARDING APPROVAL OF
INTERIM AND CURRENT INVESTMENT ADVISORY AGREEMENTS (Unaudited)

The Board of Trustees (the “Board”), including the Independent Trustees voting separately, reviewed and approved the Fund’s Interim Investment Advisory Agreement and Current Investment Advisory Agreement with the Adviser for a 150-day term and a two-year term, respectively (the “Agreements”), prior to the termination of the previous Investment Advisory Agreement between the Fund the Adviser. The previous Investment Advisory Agreement terminated upon the partial acquisition of the Adviser by MANG Investments LLC, which closed on August 1, 2018 (the “Transaction”). The Board approved the Agreements at an in-person meeting held on July 23-24, 2018, at which all of the Trustees were present.

Legal counsel advised the Board during its deliberations. Additionally, the Board received and reviewed a substantial amount of information provided by the Adviser in response to requests of the Board and counsel. In deciding whether to approve the renewal of the Agreements, the Board recalled its review of the materials related to the Fund and the Adviser throughout the last several months and its numerous discussions with Trust management and the Adviser about the operations and performance of the Fund during that period. The Board also considered (i) that the Adviser represented that the Transaction should not materially affect the Fund’s operation or the level or quality of advisory services provided to the Fund; (ii) that the Adviser represented that the same portfolio manager who currently provides services to the Fund was anticipated to continue to do so upon the closing of the Transaction; and (iii) the Adviser’s agreement to pay for the Fund’s costs and expenses incurred in connection with the Transaction, including without limitation, the costs and expenses of preparing the proxy statement. The Board further considered those materials and discussions and other numerous factors, including the following factors.

The nature, extent, and quality of the services provided by the Adviser. In this regard, the Board reviewed the services being provided by the Adviser to the Fund including, without limitation, its investment advisory services since the Fund’s inception, the Adviser’s compliance procedures and practices, and its efforts to promote the Fund and assist in its distribution and its compliance program. The Board considered the representations by the Adviser that no changes are anticipated in the portfolio manager or investment approach as a result of the Transaction. After reviewing the foregoing information and further information provided by the Adviser (e.g., descriptions of its business and Form ADV), the Board concluded that the quality, extent, and nature of the services provided by the Adviser were satisfactory and adequate for the Fund.

The investment performance of the Fund. In this regard, the Board compared the performance of the Fund with the performance of its benchmark index, custom peer group and related Morningstar category. The Board also considered the consistency of the Adviser’s management with the Fund’s investment objective and policies. The Board noted that relative to its custom peer group and funds of similar size and structure in the Fund’s Morningstar category (Nontraditional Bond), the Fund had outperformed the custom peer group’s average and median for the one- and three-year periods and outperformed its Morningstar category’s average for the one-year and three-year periods. The Board indicated

24

WAVELENGTH INTEREST RATE NEUTRAL FUND
DISCLOSURE REGARDING APPROVAL OF
INTERIM AND CURRENT INVESTMENT ADVISORY AGREEMENTS (Unaudited) (Continued)

that the Adviser had satisfactorily explained its performance results for the Fund. Following discussion of the investment performance of the Fund, the Adviser’s experience in managing a mutual fund, its historical investment performance, and other factors, the Board concluded that the investment performance of the Fund has been satisfactory.

The costs of the services provided and profits realized by the Adviser and its affiliates from its relationship with the Fund. In analyzing the cost of services and potential profitability of the Adviser from its relationship with the Fund under the Current Advisory Agreement, the Board considered that the Transaction would result in no changes to the advisory fee charged to the Fund under the Current Advisory Agreement and that the Fund would pay the same advisory fee it currently pays under the Previous Advisory Agreement. Further, the Board noted that the Adviser has agreed to a new expense limitation agreement substantially similar to the Previous ELA. The Board also considered the Adviser’s staffing, personnel, and methods of operations; the education and experience of its personnel; compliance program, policies, and procedures; financial condition and the level of commitment to the Fund, and, generally, the Adviser’s advisory business; the asset level of the Fund; and the overall expenses of the Fund, including the advisory fee. The Board considered the Current ELA and considered the Adviser’s current and past fee reductions and expense reimbursements for the Fund. The Board further took into account the Adviser’s commitment to continue with an expense limitation agreement for the Fund until at least October 1, 2019.

The Board also considered potential benefits for the Adviser in managing the Fund, including promotion of the Adviser’s name and the potential for it to receive research, statistical, or other services from the Fund’s trades. The Board compared the Fund’s advisory fee and overall expense ratio to the average advisory fees and average expense ratios for its custom peer group and Morningstar category. The Board noted that the 0.95% advisory fee for the Fund was above the average and the median for the Fund’s custom peer group and Morningstar category, but less than the highest advisory fee of the funds in the custom peer group and Morningstar category. The Board considered the investment strategy and style used by the Adviser in managing the portfolio of the Fund. The Board further noted that the overall annual expense ratio (without the acquired fund fees and expenses) of 0.99%, for the Fund is lower than the average and equal to the median for the Fund’s custom peer group. Following these comparisons and upon further consideration and discussion of the foregoing, the Board concluded that the advisory fee paid to the Adviser by the Fund is fair and reasonable.

The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Board considered that the Fund’s fee arrangements with the Adviser involve both the advisory fee and the expense limitation agreement. The Board determined that while the advisory fee remained the same as asset levels increased, the shareholders of the Fund have experienced benefits from the expense limitation agreement and will continue to experience benefits from the expense limitation agreement until the Fund assets grow to a

25

WAVELENGTH INTEREST RATE NEUTRAL FUND
DISCLOSURE REGARDING APPROVAL OF
INTERIM AND CURRENT INVESTMENT ADVISORY AGREEMENTS (Unaudited) (Continued)

level where its expenses otherwise fall below the expense limit. Following further discussion of the Fund’s asset level, expectations for growth, and level of fees, the Board determined that the Fund’s fee arrangements with the Adviser would continue to provide benefits. The Board also determined that the fee arrangements were fair and reasonable in relation to the nature and quality of services being provided by the Adviser and given the Fund’s projected asset levels for the next year.

Brokerage and portfolio transactions. In this regard, the Board considered the Adviser’s trading policies, procedures, and performance in seeking best execution for the Fund. The Board also considered the historical portfolio turnover rate for the Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the process by which the Adviser evaluates best execution; the method and basis for selecting and evaluating the broker-dealers used; and any anticipated allocation of portfolio business to persons affiliated with the Adviser. After further review and discussion, the Board determined that the Adviser’s practices regarding brokerage and portfolio transactions were satisfactory.

Possible conflicts of interest. In evaluating the possibility for conflicts of interest, the Board considered such matters as the experience and abilities of the advisory personnel assigned to the Fund, the Adviser’s process for allocating trades among its different clients, and the substance and administration of the Adviser’s Code of Ethics. Following further consideration and discussion, the Board found that the Adviser’s standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

After full consideration of the above factors as well as other factors, the Board unanimously concluded that approval of the Agreements was in the best interests of the Fund and its shareholders. It was noted that in the Trustees’ deliberations regarding the approval of the Agreements, the Trustees did not identify any particular information or factor that was all-important or controlling, and that each individual Trustee may have attributed different weights to the various factors listed above.

26

CUSTOMER PRIVACY NOTICE

FACTS	WHAT DOES WAVELENGTH INTEREST RATE NEUTRAL FUND (the “Fund”) DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ Assets

■ Retirement Assets

■ Transaction History

■ Checking Account Information

■ Purchase History

■ Account Balances

■ Account Transactions

■ Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-866-896-9292

27

Who we are
Who is providing this notice?	Wavelength Interest Rate Neutral Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

■ Open an account

■ Provide account information

■ Give us your contact information

■ Make deposits or withdrawals from your account

■ Make a wire transfer

■ Tell us where to send the money

■ Tell us who receives the money

■ Show your government-issued ID

■ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■ Affiliates from using your information to market to you

■ Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■ Wavelength Capital Management LLC, the investment adviser to the Fund, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ The Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Fund does not jointly market.

28

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Item 2.	Code of Ethics.

Not required

Item 3.	Audit Committee Financial Expert.

Not required

Item 4.	Principal Accountant Fees and Services.

Not required

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Committee of Independent Trustees shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Ultimus Managers Trust

By (Signature and Title)*	/s/ Matthew J. Beck
Matthew J. Beck, Secretary

Date	February 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David R. Carson
David R. Carson, Principal Executive Officer of Barrow Value Opportunity Fund, Cincinnati Asset Management Funds: Broad Market Strategic Income Fund and Wavelength Interest Rate Neutral Fund

By (Signature and Title)*	/s/ Jennifer L. Leamer
Jennifer L. Leamer, Treasurer and Principal Financial Officer

Date	February 4, 2019

*	Print the name and title of each signing officer under his or her signature.